     As filed with the Securities and Exchange Commission on January 9, 2004



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-4840
                                                      --------



                              The Tocqueville Trust
                              ---------------------
               (Exact name of registrant as specified in charter)



                              The Tocqueville Trust
                          1675 Broadway, 16/th/ Floor
                            New York, New York 10019
               (Address of principal executive offices) (Zip code)



                        Robert W. Kleinschmidt, President
                              The Tocqueville Trust
                                  1675 Broadway
                            New York, New York 10019
                     (Name and address of agent for service)



                                 (212) 698-0800
                                 --------------
               Registrant's telephone number, including area code


Date of fiscal year end: October 31
                         ----------

Date of reporting period: October 31, 2003
                          ----------------

Item 1. Reports to Stockholders.

                                 ANNUAL REPORT

                               October 31, 2003

                             The Tocqueville Trust
                                 Mutual Funds

                             The Tocqueville Fund

                     The Tocqueville Small Cap Value Fund

                   The Tocqueville International Value Fund

                           The Tocqueville Gold Fund

                         The Tocqueville Genesis Fund

[LOGO]

--------------------------------------------------------------------------------
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Dear Fellow Shareholder,

   The fiscal year just ended has been an excellent one for all the funds in the Tocqueville Trust family. It has also been a somewhat unusual one, to the extent that our investment success could be traced as much to macro-economic choices as to pure stock picking.

   For more than a year, we have been investing on the assumption of a progressive, synchronized, global economic recovery. After years of underinvestment in new capacity, and with the advent of China as a major importer, such a global recovery was sure to put pressure on prices of raw materials and some basic industrial products.

   This would be compounded by structural weakness of the US dollar, as it went from being massively over-owned to a more appropriate position among major currencies. Nowadays, a weak dollar cannot be expected to alter trade flows in a major way, but it can fuel inflationary tendencies in the United States and in economies with currencies tied to the dollar--such as China.

   This economic backdrop of a global economy recovering amid dollar weakness and commodities strength has allowed us to find exceptional values where investors still operating under fear of recession and deflation could not see them.

   However, investment success based on the choice of the right economic scenario comes with challenges for the contrarian value investor.

   One such challenge is that, as your scenario takes hold and is adopted by a growing number of investors, you find yourself inside the consensus. An uncomfortable dilemma--at that stage, you risk either selling too early or becoming a momentum player.

   The other challenge is that, as stock prices discount profits further and further into the future, the value rationale which was based on profit expectations well above the consensus at the time of purchase becomes weaker.

   At the moment, we believe that surprises in corporate profits will remain on the upside for the next few quarters--especially in basic industries. But, as there is no unique contrarian economic scenario to guide our search for value beyond this, our managers are increasingly going to have to revert to pure stock picking, based on individual corporate stories.

   Fortunately, if one looks hard enough, there never is a lack of values on the global financial and industrial scene.

Respectfully Yours,

/s/ Francois Sicart

Francois Sicart
Chairman and Principal Executive Officer

                     [This page intentionally left blank]

The Tocqueville Fund

--------------------------------------------------------------------------------

Dear Fellow Tocqueville Fund Shareholder,

   If imitation is the sincerest form of flattery, I have flattered myself shamelessly over the past several years in starting this annual letter. Each year, it seems, I commence with a remark about the extraordinary nature of the year just past and the extraordinary nature of the years that preceded it. Knowing full well that the careful reader must be filled with ennui at the prospect, I still cannot resist the need to recount just how extraordinary the year just ended has been. Nor can I omit a brief review of the entire extraordinary five-year period that ended with our fiscal year on October 31, 2003.

   The half-decade that commenced with the beginning of our 1999 fiscal year was witness to the wildest swings in stock prices since at least the 1920's and 1930's. The beginning of this period saw the culmination of the long running indexing phenomenon whereby investors sought to emulate market returns by buying all the stocks in a particular index, usually the S&P 500. By late 1998 early 1999, this strategy had evolved to purchasing only the largest 50 to 100 equities in the index, which, being market weighted depended far more on its larger market cap components than on the smaller stocks. The upshot was that only the larger names, by this time predominantly high tech or growth stock companies, did well in this period, with the rest of the market falling. These large cap stocks were far too expensive for the fund to own.

   In fiscal 1999 and in the first half of fiscal 2000, the indexing phenomenon gave way to the even more spectacular Internet Bubble. Naturally, during this time period, The Tocqueville Fund's conservative, contrarian/value approach generated returns that lagged the market. Then, commencing in the middle of fiscal 2000 and continuing throughout the fiscal years 2001 and 2002, investors experienced a bear market of epic length and depth. The Nasdaq collapsed 78% and the S&P 500 fell 51%, peak to trough. During this period, as one who is familiar with our investment philosophy would have expected, The Tocqueville Fund performed admirably, preserving shareholder capital. Finally, in the most recent year, fiscal 2003, the market started with a brief rally, fell precipitously in the run-up to the Iraq War, and then staged a powerful recovery that continues to this day.

   Surprisingly, notwithstanding the strength of the market rally that commenced in March of this year, The Tocqueville Fund has dramatically outperformed the indices. For all of fiscal 2003, The Tocqueville Fund generated a 34.05% total return, while the market, again as measured by the S&P 500, was up 20.8%. We are exceedingly pleased by these returns, but we are far more proud of the three and five year records. Investing is a marathon, not a sprint, and, although the one year record looks good, it doesn't mean very much. What is meaningful is that over the past three years on a cumulative basis, when the S&P 500 was down 23.0%, the Tocqueville Fund was up 8.9%. Even more meaningful to this manager and shareholder is the five year cumulative results. The S&P 500 was up 2.7% over this period while the Fund gained 34.8%.

   Our returns in the current fiscal year were led by the very strong performance of EMC, one of our largest holdings. The maker of digital storage hardware and software nearly tripled over the period adding 4.9% to our overall return. Newmont Mining, our largest position, contributed nearly 2.9% to results as gold stocks regained favor. Phelps Dodge, a copper producer and part of our basic material theme, provided 2.3% to our performance. Also contributing significantly were Humana, Murphy Oil, Bank of New York, Core Labs, McDonalds, AutoDesk, Alcoa, Temple-Inland and Home Depot. Each of these added at least 1% to our results. As importantly, the fund had very few losers in the fiscal year, and among those that did decline only Tesco Corp. cost the fund more than

0.33 per cent. We've often preached that the key to success in investing is to avoid losing money. This year was a good example of that adage.

   The superior relative performance of your fund in a very strong market is uncharacteristic, but it reflects, I believe, a changing dynamic in the stock market. After nearly twenty years of being powered by declining interest rates, rising P/E ratios and the indexing craze, the market has been returned to the stock pickers, of which we count ourselves as one of the few remaining practitioners. Patient analysis, fundamental research, management interviews, cross checking with competitors and customers and paying attention to valuation fell out of fashion back in the days when a rising tide was lifting all boats and it was easy to make money in the stock market. It's not so easy anymore, as many investors have learned, and the basic blocking and tackling of value investing is once again necessary in order to generate solid returns.

   We expect this trend to continue for a number of years. Obviously, I am not necessarily predicting years of superior relative performance, but I do believe strongly that the market, as measured by the indices, will be lackluster. High valuations coupled with rising interest rates and declining P/E ratios will see to that. The key to generating returns commensurate with the risk of equity investing will be good stock picking. Bottom up research on individual names is fundamental to Tocqueville's philosophy. We look forward to investing in this environment.

   As always, I wish to thank you, our fellow shareholders, for your confidence in us.

Sincerely,

/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt
Portfolio Manager

                             The Tocqueville Fund

                                    [CHART]

                  Tocqueville Fund           Tocqueville
                  (Net Asset Value)          Fund (Load)       S&P 500
                  -----------------          -----------       --------
10/31/1993               10,000                 9,600           10,000
10/31/1994               10,770                10,339           10,387
10/31/1995               12,494                11,995           13,133
10/31/1996               15,328                14,715           16,298
10/31/1997               20,610                19,786           21,532
10/31/1998               19,664                18,877           26,267
10/31/1999               22,155                21,269           33,009
10/31/2000               24,353                23,379           35,020
10/31/2001               21,704                20,835           26,300
10/31/2002               19,776                18,985           22,326
10/31/2003               26,510                25,450           26,970


This chart assumes an initial gross investment of $10,000 made on 10/31/93. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor's 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 2003

         --------------------------------------------------------------
                                           1 Year 3 Year 5 Year 10 Year
         --------------------------------------------------------------
         Tocqueville Fund--Net Asset Value 34.05%  2.87% 6.16%  10.24%
         Tocqueville Fund--Load*           34.05%  2.87% 5.29%   9.79%
         Standard & Poor's 500 Stock Index 20.80% -8.34% 0.53%  10.43%
         --------------------------------------------------------------

* Effective February 1, 2000, the Fund eliminated its sales load.

The Tocqueville Small Cap Value Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

   I am pleased to report that The Tocqueville Small Cap Value Fund has maintained its excellent overall performance. For the fiscal year ended October 31, 2003, the Fund's total return was 54.60% increasing the net asset value to $18.83 per share. The total return of the Russell 2000 Index, which is the most widely accepted benchmark for small cap stocks, was only 43.37% over the same period.

   Since inception on August 1, 1994 through October 31, 2003, The Tocqueville Small Cap Value Fund's average annual total return is 16.19%, versus 10.23% for the Russell 2000 Index over the same period. These results certainly validate our value-based investment strategies of managing for the long-term, as opposed to trying to outperform any index over the short-term. I will try my best to maintain that overall level of performance in the future.

Record Dividend

   We were fortunate to reduce some of our largest positions to take advantage of emerging opportunities as the year progressed. We finished the fiscal year with record realized gains for the Fund. As a result, the Fund declared a year-end dividend of approximately $2.82 for the Fund per share, composed of approximately $2.17 of long-term gains subject to the new maximum 15% capital gain rate, approximately $0.22 of long-term gains subject to the old 20% maximum tax rate, $0.29 of short-term gains subject to old rates, and $0.14 subject to the new maximum rate of 15%.

Cautious Optimism Maintained

   In retrospect, the outstanding performance of the Fund during the October 31, 2003 fiscal year was achieved against the worst political, economic and corporate news background that I can remember. As the year got underway, we stuck to our deep-value strategies and added to our most depressed holdings at bargain prices. As a result of these well-timed purchases, some of our largest positions rose substantially as perceptions of their recovery prospects began to improve.

   Still, it is quite apparent that new elements of change and uncertainty of unprecedented scope and scale continue to blur the investment landscape. As we indicated in last year's annual report, periods of rapid change, economic turmoil and uncertainty should present the patient long-term value-investor with unprecedented opportunities at tolerable levels of risk. As a result, I remain cautiously optimistic, and ready to exploit new opportunities as they present themselves.

   As of October 31, 2003 we hold 41 stocks in our portfolio. We have the same level of concentration (44%) in our top ten holdings as we did last year. Four stocks are new to the top ten list and to the Fund: 3COM Corp., MagneTek, Inc., Visteon Corp. and Schering-Plough. Three stocks have made the top ten list mainly through appreciation: Westell Technologies, Inc., Vicor Corp., and Powerwave Technologies, Inc. Del Monte Foods Co. is our single largest holding, and we still carry shares of UNOVA, Inc., and Timken Co. among our top ten holdings.

   Looking at portfolio positioning in strategic terms for next year, we have substantially reduced our exposure to defensive economic sectors, and pared down positions that were taking growth rather than value characteristics. We also increased our exposure to what we believe are deeply undervalued cyclical recovery candidates, and specifically to companies that have taken advantage of low interest rates to substantially improve their financial wherewithal or to restructure their operations. As a result, we now have what we deem is an acceptable level (19 stocks or 43%) of concentration of assets in well-positioned businesses that are losing money for the right reasons. Our theory continues to be that good businesses losing money can only surprise investors positively when their economic prospects begin to improve.

   At October 31, 2003, 41% of assets are invested in broadly defined old economy sectors: 3% in oil exploration services, 24% in manufacturing and specialty chemicals, and 14% in automotive parts suppliers. Defensive consumer non-durable and healthcare related sectors account for 21% of assets, down from 27% a year ago. Other areas of investment exposure include telephone/wireless hardware at 21% and computer software services at 10%. Personnel and business service sectors represent 5% of assets, and cash equivalents 2%. Following is a listing of our ten largest positions as of October 31, 2003:

Ten Largest Positions

       Del Monte Foods Co. (5.2%)          Canned foods
       Westell Technologies, Inc. (5.0%)   Telco wireless hardware
       3COM Corp. (4.9%)                   Routers and switches
       Visteon Corp. (4.8%)                Automotive parts
       MagneTek, Inc. (4.6%)               AC/DC power supplies
       Vicor Corp. (4.1%)                  Integrated power supplies
       Powerwave Technologies, Inc. (4.0%) Wireless signal amplifiers
       UNOVA, Inc. (3.8%)                  Electronic bar code equipment
       Timken Co. (3.7%)                   Industrial roller bearings
       Schering-Plough (3.6%)              Pharmaceuticals

   In closing, let me express my gratitude for your selection of The Tocqueville Small Cap Value Fund to assist you in achieving your long-term investment goals.

Sincerely,

/s/ Jean-Pierre Conreur
Jean-Pierre Conreur
Portfolio Manager

                     The Tocqueville Small Cap Value Fund

                                    [CHART]

                 Small Cap Value Fund          Small Cap
                   (Net Asset Value)        Value Fund (Load)     Russell 2000
                   -----------------        -----------------     ------------
08/01/94                $10,000                $ 9,600              $10,000
10/31/94                 10,220                  9,811               10,480
10/31/95                 12,184                 11,697               12,403
10/31/96                 14,586                 14,002               14,462
10/31/97                 19,840                 19,046               18,704
10/31/98                 17,187                 16,500               16,489
10/31/99                 21,501                 20,641               18,941
10/31/00                 27,640                 26,534               22,239
10/31/01                 29,373                 28,198               19,414
10/31/02                 25,933                 24,896               17,168
10/31/03                 40,092                 38,489               24,614


This chart assumes an initial gross investment of $10,000 made on 8/1/94 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 2003

--------------------------------------------------------------------------------------
                                                                       Since inception
                                                  1 Year 3 Year 5 Year     8/1/94
--------------------------------------------------------------------------------------
Tocqueville Small Cap Value Fund--Net Asset Value 54.60% 13.20% 18.46%     16.19%
Tocqueville Small Cap Value Fund--Load*           54.60% 13.20% 17.50%     15.67%
Russell 2000 Index                                43.37%  3.44%  8.34%     10.23%
--------------------------------------------------------------------------------------

* Effective February 1, 2000, the Fund eliminated its sales load.

The Tocqueville International Value Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

   For the fiscal year ended October 31, 2003, The Tocqueville International Value Fund's total US dollar return was 50.1%. In the same period, the Morgan Stanley EAFE Index had a total US dollar return of 27.6%. Our Fund thus finished the period 22.5% ahead of its benchmark and ranked in the top decile amongst its Lipper International peer group for the period.

   This year was marked by extraordinarily wide swings in investor psychology. It began on a constructive note, and in retrospect the stage was set for a rally in global equity markets. Following two years of precipitous declines, the major developed markets were trading at valuation levels that were reasonable, if not cheap, and investor expectations were low, still effected by concerns over terrorism, corporate malfeasance, and economic uncertainty. Interest rates globally were low and promised to be taken lower as Central Banks acted on their concerns about potential deflation by flooding the markets with liquidity. Many companies in the U.S., Europe, and Japan were at least a year into cost reduction and balance sheet restructuring programs that would position them well for profit recovery in a business upturn. The markets posted gains through January on the back of Bush's stimulus package and indications of a modest economic pickup in the U.S. and Europe. The impact of this coalescence of positive forces was delayed by geopolitics, as the possible war in Iraq once again caused doubts to form in the investor psyche. The SARS epidemic fed the negative psychology. Since the time formal military engagement in Iraq ceased, and the SARS panic dissipated, global markets have made consistent and substantial gains, as investors refocused on economic recovery and corporate earnings exceeded investor expectations. At fiscal year end, investor sentiment was decidedly more positive, as reflected in stock market prices.

   During the year, the European BE 500 increased by 8.5% and the Japanese Nikkei 225 increased by 22.2%. The Euro increased by 16.7% against the U.S. dollar as growing trade and fiscal deficits in the U.S. undermined confidence in the dollar. The Japanese Yen increased by 10.3% against the U.S. dollar despite the Japanese Central Bank's persistent efforts to bolster the U.S. dollar by purchasing U.S. Treasuries. Emerging market equities performed exceptionally well, as they tend to in an environment of growing risk tolerance. Significantly, the EAFE Index outperformed the S&P 500 Index for the second year in a row in U.S. dollar terms.

   The geographic composition of the Fund's portfolio during the year remained significantly weighted to Japan, where modest economic recovery and a sea change in management behavior continue to produce strong growth in corporate profitability. During the year, we significantly increased our exposure to industrial Europe, where we have discovered several highly cash generative small and medium-sized "old economy" companies that are leaders in their respective markets, generate free cash flow, and trade at depressed valuations. From a sectoral standpoint, we increased our exposure to producers of metals and other basic materials which should benefit from growing demand, driven in part by China's voracious appetite, as well as from supply constraints. These geographic and sectoral themes, combined with disciplined adherence to our criteria in selecting stocks, have contributed to the Fund's strong performance.

   We expect the global economy to continue its recovery, with strength in Asia and modest improvement in Japan and Europe. In Europe, there are signs that the major economies have begun to address the systemic rigidities that have hampered economic efficiency, and we expect this will accelerate due in part to pressure from the Euro's higher valuation. In Japan, we are more convinced than ever that change in management behavior and improving business and consumer confidence will drive higher corporate returns and profits. In the U.S., we expect the economy to continue to accelerate for a period of time and profits to follow. But this growth is being achieved in part through massive monetary and fiscal stimulation, which should continue to depress the U.S. dollar and eventually produce higher interest rates, with negative implications for consumer behavior, the economy and equity valuations. With China leading the way, we expect continued growth in economic activity in Asia, but we are watching carefully early signs of a revival in protectionism, which would have a negative impact on economic growth globally.

   Entering the new fiscal year, we remain positioned in Japan, industrial Europe and basic materials globally. Elsewhere in Asia, we are shifting our exposure from export-oriented manufacturing industries to domestic industries that we anticipate will benefit from the emergence of a consuming middle class. In general, we expect international markets to benefit from improving economic fundamentals, improving corporate governance, improving management practices, the development of local equity cultures, increasing risk tolerance, and positive capital flows. Against this background, inefficient pricing of equities, particularly small and mid-cap companies, can provide exceptional opportunities. We will continue to employ our investment discipline fundamentally to search for attractive companies that are out of favor and undervalued. Our goal remains to provide our shareholders with above average returns with below average risk.

Sincerely,

                  /s/ James Hunt          /s/ Francois Sicart
                        James Hunt          Francois Sicart
                        Portfolio Manager    Portfolio Manager

                   The Tocqueville International Value Fund

                                    [CHART]

             International Value Fund -     International
                   Net Asset Value        Value Fund - Load   EAFE Index
             --------------------------   -----------------   ----------
  8/1/94              $10,000                  $ 9,600          $10,000
10/31/94               10,020                    9,619           10,251
10/31/95               10,830                   10,396           10,244
10/31/96               12,570                   12,067           11,350
10/31/97               10,770                   10,339           11,909
10/31/98                8,679                    8,332           13,093
10/31/99               12,169                   11,682           16,153
10/31/00               10,231                    9,822           15,724
10/31/01                8,746                    8,396           11,843
10/31/02                8,782                    8,430           10,312
10/31/03               13,180                   12,653           13,155


This chart assumes an initial gross investment of $10,000 made on 8/1/94 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 20 Developed Market Countries in Europe, Australia, Asia and the Far East.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 2003

------------------------------------------------------------------------------------------
                                                                           Since Inception
                                                      1 Year 3 Year 5 Year     8/1/94
------------------------------------------------------------------------------------------
Tocqueville International Value Fund--Net Asset Value 50.09%  8.81% 8.71%       3.03%
Tocqueville International Value Fund--Load*           50.09%  8.81% 7.82%       2.57%
Morgan Stanley EAFE Index                             27.57% -5.77% 0.09%       3.01%
------------------------------------------------------------------------------------------

* Effective February 1, 2000, the Fund eliminated its sales load.

The Tocqueville Gold Fund

--------------------------------------------------------------------------------

Dear Shareholder:

   For the fiscal year ending 10/31/03, The Tocqueville Gold Fund generated a total return of 77.30%. The comparable figures for the same twelve months for the benchmark XAU (Philadelphia Stock Exchange Index of Gold and Silver stocks) was 57.04%, and 20.80% for the S&P 500 Index.

   The past year marked the fourth in the secular bull market in gold, which commenced August 1999. The milestone passed with little fanfare as the recovery in global equity markets transfixed investors. The persistent decline in the US dollar also received little attention, as did the growing US Federal budget and trade balance deficits. The recent crossing of the $400/oz. price threshold by the metal merited no special news coverage. We believe gold is in the early stages of a stealth bull market. Stealth augurs well for potential longevity and magnitude.

   In our opinion, there are two reasons to invest in gold. First, there is the simple and obvious prospect that it may rise in price and thereby create positive returns for those of us who hold it or gold mining shares. The second reason is not quite so obvious, but it is more powerful. It is the fact that gold's behavior is uncorrelated to other financial assets including bonds, stocks and currencies. When expected returns on financial assets are low, money generally flows in the direction of gold. It is also true that gold, being uncorrelated as opposed to inversely correlated, can rise while financial asset prices are also rising.

   One might speculate that with lofty valuations, investors ought to worry that returns on financial assets might be sub par. However, that does not appear to be the case. Even though the S&P 500 Index is trading at more than 30x trailing 12 month earnings, ten year bonds at 4.2%, and Federal Funds at 1.00%, investor expectations remain high.

   Beneath the complacent surface, we detect growing disquiet among investors who are thinking beyond the next six months. Awareness is spreading that the Fed's excursion into extreme liquidity has been little more than a band-aid to deal with the aftermath of the bubble. The Fed has purchased near term euphoria with a flood of debt issuance and unsustainably low interest rates. Those who can see through the fog are beginning to exit the dollar and look to safer havens such as the Euro, gold or tangible assets. Despite record low inflation readings, the future purchasing power of the dollar has never been in greater jeopardy. The Fed's barrage of liquidity is nothing if not an attack on savings. For those who wish to preserve the value of their liquid assets over the next decade or more, and do not wish to speculate in overvalued financial assets, recourse to gold is inescapable.

   We believe that gold at $400 is one of the few remaining bargains in a financial world that is a minefield of risk. Investors owe thanks to the central banks who, by their repeated sales of the metal, have kept a lid on the price. Without such sales, we believe the price would already be several hundred dollars higher. Those with vast pools of wealth to protect, including institutional and private investors, can only hope that the central bankers continue their divestment to facilitate acquisition of meaningful positions in gold at attractive prices.

   An important milestone for the gold market was the 2003 launch of gold exchange traded funds (ETF's). Two already trade in Australia while launch of an ETF to be traded on the London stock exchange will take place December 9th. Such instruments will allow investors to trade physical gold as if it were any other financial instrument for the first time in the history of modern financial markets. We anticipate that gold ETF's will, over time, precipitate a flow of capital into physical metal. They will legitimize and demystify gold and thereby broaden its acceptance as a risk management tool for conservative investors. (For background, please see our website article-The Gold Equity Share: An Idea Whose Time Has Come.)

   The bull market in gold is well underway. While it will suffer periodic setbacks, it will not reach its completion until world governments restore integrity to financial instruments beginning with paper money. There is little to suggest that such a moment is within view.

   We appreciate your support and welcome your commentary and questions. We invite you to do so via our website, www.tocqueville.com.

Sincerely,

/s/ John Hathaway
John C. Hathaway
Portfolio Manager

                           The Tocqueville Gold Fund

                               [CHART]

             Gold Fund -                       Philadelphia   Standard & Poor's
           Net Asset Value  GOLD Fund - Load  Stock Exchange  500 Stock Index
           ---------------  ----------------  --------------  -----------------
 6/29/98      $10,000            $ 9,600         $10,000           $10,000
10/31/98       10,760             10,330          10,541             9,738
10/31/99       12,971             12,452           9,901            12,238
10/31/00       10,081              9,678           6,379            12,983
10/31/01       13,117             12,592           8,069             9,750
10/31/02       20,584             19,761           9,556             8,277
10/31/03       36,495             35,036          15,006             9,999


This chart assumes an initial gross investment of $10,000 made on 6/29/98 (commencement of operations). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

In 2003, the performance of The Tocqueville Gold Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

The Standard & Poor's 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED OCTOBER 31, 2003

--------------------------------------------------------------------------------------
                                                                       Since Inception
                                                  1 Year 3 Year 5 Year     6/29/98
--------------------------------------------------------------------------------------
Tocqueville Gold Fund--Net Asset Value            77.30% 53.55% 27.67%     27.42%
Tocqueville Gold Fund--Load*                      77.30% 53.55% 26.63%     26.44%
Philadelphia Stock Exchange Gold and Silver Index 57.04% 32.99%  7.31%      7.90%
Standard & Poor's 500 Stock Index                 20.80% -8.34%  0.53%     -0.08%
--------------------------------------------------------------------------------------

* Effective February 1, 2000, the Fund eliminated its sales load.

The Genesis Fund

--------------------------------------------------------------------------------

Dear Fellow Shareholder,

   Normally, the Annual Letter to Shareholders is a review of the past twelve months as it relates to the performance of the Fund and the specific sector decisions made during the course of the year. Typically, it would include how the Fund performed against the major benchmarks. Given that The Tocqueville Genesis Fund has been open for roughly two weeks through October 31, this will understandably not be the case for 2003. Instead, I will use this letter to communicate more of a welcome to you as a shareholder of the Fund and a sincere thanks for your support.

   The first day for operations of The Tocqueville Genesis Fund was October 8, 2003 and the first trade in the Fund took place on October 9th. A review of activity in the first few weeks will find that I have chosen a conservative path for placing capital in the market given the extended stage of the rally since March of this year. Though markets are struggling to move ahead as we approach the last quarter of the year, we continue our quiet search for hidden values. I view this time period opportunistically as we take a disciplined approach in putting the new capital to work.

Optimistic On 2004

   As we approach the end of the year, the overall data remain very positive for the economy. Global growth appears to be increasing across several fronts with a level of synchronicity not witnessed since the early 80's. Then, as today, there were a number of hurdles still to overcome. One does not have to look far to see the more difficult topics of today, ranging from record deficits to now almost daily global terrorism issues. While I expect these to continue to be a part of our landscape, all recoveries begin with a rather substantial amount of headwind facing any channel of improvement.

   You will note a high number of holdings currently in the portfolio. I expect that number to fall as we see which sectors begin to perform best during the first quarter of 2004. Currently, our broad range of companies includes the defense, insurance, consumer, natural resource and health sectors. Adding that to the industrial durables and technology sector positions, I feel we have hit the sectors that will be the major beneficiaries of increasing growth looking forward. Further, should that growth stall a bit at current levels, which is not abnormal in recoveries, we have strategic positions in basic services and gold that should offset the downside risk in the near-term. With almost 70% of the portfolio in cash and cash equivalents as of October 31, future price sector weakness can be approached opportunistically.

   I close this first shareholders letter for The Tocqueville Genesis Fund with a repeat of my sincere appreciation for your support in choosing the Fund to play a role in your investment portfolio. As many of you know from my daily communications to you, one of the more difficult issues of a bear market is the lasting fear and trepidation that it leaves in the minds of participants. Often, this fear can block one from seeing value and opportunity in the future. We will continue to take advantage of that sentiment issue moving forward.

   While I realize that this year's letter to you cannot review a full twelve months of history and actions in the portfolio, I assure you that I will do my best to perform in a manner that will search out value for your hard-earned investment dollars.

Sincerely,

      /s/ Michael Williams
Michael Williams
Portfolio Manager

                             The Tocqueville Fund

                             Financial Highlights

                                                          Years Ended October 31,
                                              ----------------------------------------------
Per share operating performance                 2003      2002      2001      2000     1999
(For a share outstanding throughout the year) --------  -------   -------   -------  -------
Net asset value, beginning of year            $  13.42  $ 14.99   $ 18.77   $ 17.54  $ 17.00
                                              --------  -------   -------   -------  -------
Operations:
Net investment income (loss)                      0.02    (0.01)     0.05      0.05     0.01
Net realized and unrealized gain (loss)           4.55    (1.28)    (1.83)     1.65     1.94
                                              --------  -------   -------   -------  -------
Total from investment operations                  4.57    (1.29)    (1.78)     1.70     1.95
                                              --------  -------   -------   -------  -------
Dividends and distributions to shareholders:
Dividends from net investment income                --    (0.01)    (0.07)    (0.02)   (0.07)
Distributions from net realized gains               --    (0.27)    (1.93)    (0.45)   (1.34)
                                              --------  -------   -------   -------  -------
Total dividends and distributions                   --    (0.28)    (2.00)    (0.47)   (1.41)
                                              --------  -------   -------   -------  -------
Change in net asset value for the year            4.57    (1.57)    (3.78)     1.23     0.54
                                              --------  -------   -------   -------  -------
Net asset value, end of year                  $  17.99  $ 13.42   $ 14.99   $ 18.77  $ 17.54
                                              --------  -------   -------   -------  -------
Total return                                      34.1%    (8.9)%   (10.8)%     9.9%    12.6%
Ratios/supplemental data
Net assets, end of year (000)                 $149,497  $70,134   $51,089   $57,379  $57,801
Ratio to average net assets:
  Expenses (1)                                    1.40%    1.40%     1.40%     1.40%    1.36%
  Net investment income (loss) (1)                0.17%   (0.06)%    0.28%     0.28%    0.04%
Portfolio turnover rate                             32%      62%       50%       38%      26%

--------
(1) Net of fees waived amounting to 0.07%, 0.01%, 0.06%, 0.03% and 0.00% of average net assets for the years ended October 31, 2003, 2002, 2001, 2000 and 1999, respectively.

                     The Tocqueville Small Cap Value Fund

                             Financial Highlights


                                                           Years Ended October 31,
                                              ------------------------------------------------
Per share operating performance                  2003      2002      2001      2000      1999
(For a share outstanding throughout the year) -------    -------   -------   -------   -------
   Net asset value, beginning of year         $ 12.18    $ 15.09   $ 17.51   $ 15.74   $ 12.59
                                              -------    -------   -------   -------   -------
   Operations:
   Net investment loss                          (0.08)     (0.08)    (0.10)    (0.12)    (0.13)
   Net realized and unrealized gain (loss)       6.73(1)   (1.45)     1.00      4.29      3.28
                                              -------    -------   -------   -------   -------
   Total from investment operations              6.65      (1.53)     0.90      4.17      3.15
                                              -------    -------   -------   -------   -------
   Distributions to shareholders:
   Distributions from net realized gains           --      (1.38)    (3.32)    (2.40)       --
                                              -------    -------   -------   -------   -------
   Total distributions                             --      (1.38)    (3.32)    (2.40)       --
                                              -------    -------   -------   -------   -------
   Change in net asset value for the year        6.65      (2.91)    (2.42)     1.77      3.15
                                              -------    -------   -------   -------   -------
   Net asset value, end of year               $ 18.83    $ 12.18   $ 15.09   $ 17.51   $ 15.74
                                              -------    -------   -------   -------   -------
   Total return                                  54.6%     (11.7)%     6.3%     28.6%     25.0%
   Ratios/supplemental data
   Net assets, end of year (000)              $73,518    $50,879   $40,262   $30,827   $26,188
   Ratio to average net assets:
     Expenses                                    1.36%      1.44%     1.52%     1.45%     1.52%
     Net investment loss                        (0.48)%    (0.62)%   (0.69)%   (0.63)%   (0.87)%
   Portfolio turnover rate                         65%        25%       47%       87%       72%

--------
(1) Net realized and unrealized gain (loss) per share includes redemption fees of $0.03 per share charged on shares redeemed within 120 days of purchase.

                   The Tocqueville International Value Fund

                             Financial Highlights

                                                            Years Ended October 31,
                                              --------------------------------------------------
Per share operating performance                  2003        2002      2001      2000      1999
(For a share outstanding throughout the year) --------    -------    -------   -------   -------
Net asset value, beginning of year            $   7.27    $  7.24    $  8.50   $ 11.37   $  8.11
                                              --------    -------    -------   -------   -------
Operations:
Net investment income                             0.06       0.01       0.10      0.11      0.05
Net realized and unrealized gain (loss)           3.58(1)    0.02(1)   (1.33)    (1.71)     3.21
                                              --------    -------    -------   -------   -------
Total from investment operations                  3.64       0.03      (1.23)    (1.60)     3.26
                                              --------    -------    -------   -------   -------
Dividends and distributions to shareholders:
Dividends from net investment income             (0.01)        --      (0.03)    (0.05)       --
Distributions from net realized gains               --         --         --     (1.22)       --
                                              --------    -------    -------   -------   -------
Total dividends and distributions                (0.01)        --      (0.03)    (1.27)       --
                                              --------    -------    -------   -------   -------
Change in net asset value for the year            3.63       0.03      (1.26)    (2.87)     3.26
                                              --------    -------    -------   -------   -------
Net asset value, end of year                  $  10.90    $  7.27    $  7.24   $  8.50   $ 11.37
                                              --------    -------    -------   -------   -------
Total return                                      50.1%       0.4%     (14.5)%   (15.9)%    40.2%
Ratios/supplemental data
Net assets, end of year (000)                 $129,875    $78,951    $67,211   $85,098   $97,676
Ratio to average net assets:
  Expenses                                        1.77%      1.73%      1.77%     1.72%     1.67%
  Net investment income                           0.72%      0.16%      1.17%     1.06%     0.52%
Portfolio turnover rate                             55%        61%        54%       45%       78%

--------
(1) Net realized and unrealized gain (loss) per share includes redemption fees of $0.005 and $0.03 per share charged on shares redeemed within 120 days of purchase for the years ended October 31, 2003 and 2002, respectively.

                           The Tocqueville Gold Fund

                             Financial Highlights


                                                            Years Ended October 31,
                                              --------------------------------------------------
Per share operating performance                  2003        2002       2001     2000      1999
(For a share outstanding throughout the year) --------    --------    -------  -------   -------
Net asset value, beginning of year            $  20.49    $  13.10    $ 10.03  $ 12.97   $ 10.76
                                              --------    --------    -------  -------   -------
Operations:
Net investment income (loss)                     (0.14)      (0.08)      0.01    (0.02)    (0.03)
Net realized and unrealized gain (loss)          15.41(1)     7.53(1)    3.07    (2.92)     2.24
                                              --------    --------    -------  -------   -------
Total from investment operations                 15.27        7.45       3.08    (2.94)     2.21
                                              --------    --------    -------  -------   -------
Dividends and distributions to shareholders:
Dividends from net investment income                --          --      (0.01)      --        --
Distributions from net realized gains            (1.05)      (0.06)        --       --        --
                                              --------    --------    -------  -------   -------
Total dividends and distributions                (1.05)      (0.06)     (0.01)      --        --
                                              --------    --------    -------  -------   -------
Change in net asset value for the year           14.22        7.39       3.07    (2.94)     2.21
                                              --------    --------    -------  -------   -------
Net asset value, end of year                  $  34.71    $  20.49    $ 13.10  $ 10.03   $ 12.97
                                              --------    --------    -------  -------   -------
Total return                                      77.3%       57.2%      30.8%   (22.7)%    20.6%
Ratios/supplemental data
Net assets, end of year (000)                 $433,554    $137,210    $25,057  $16,049   $19,194
Ratios to average net assets:
  Expenses (2)                                    1.68%       1.68%      1.94%    1.96%     1.98%
  Net investment income (loss) (2)               (0.77)%     (0.61)%     0.09%   (0.21)%   (0.33)%
Portfolio turnover rate                             40%         72%        58%      31%       44%

--------
(1) Net realized and unrealized gain (loss) per share includes redemption fees of $0.05 and $0.09 per share charged on shares redeemed within 120 days of purchase for the years ended October 31, 2003 and 2002, respectively.
(2) Net of fees waived amounting to 0.19%, 0.00% and 0.36% of average net assets for the years ended October 31, 2001, 2000 and 1999, respectively.

                         The Tocqueville Genesis Fund

                             Financial Highlights


                                                                 Period from
                                                             October 8, 2003(1)
Per share operating performance                              to October 31, 2003
(For a share outstanding throughout the period)              -------------------
Net asset value, beginning of period                               $ 10.00
                                                                   -------
Operations:
Net investment income                                                   --
Net realized and unrealized loss                                     (0.04)
                                                                   -------
Total from investment operations                                     (0.04)
                                                                   -------
Dividends and distributions to shareholders:
Dividends from net investment income                                    --
Distributions from net realized gains                                   --
                                                                   -------
Total dividends and distributions                                       --
                                                                   -------
Change in net asset value for the period                             (0.04)
                                                                   -------
Net asset value, end of period                                     $  9.96
                                                                   -------
Total return                                                          (0.4)%(2),(3)
Ratios/supplemental data
Net assets, end of period (000)                                    $19,610
Ratios to average net assets:
 Expenses                                                             1.95%(4),(5)
 Net investment loss                                                 (1.03)%(4),(5)
Portfolio turnover rate                                                  1%

--------
(1) Commencement of operations.
(2) Not annualized.
(3) The total return calculation does not reflect the maximum sales charge of 5.00%.
(4) Net of fees waived amounting to 1.39% of average net assets for the period ended October 31, 2003.
(5) Annualized.

                             The Tocqueville Fund

                  Investment Portfolio as of October 31, 2003

 Common Stocks--64.8%                                       Shares     Value
 ------------------------------------------------------------------------------
 Consumer Discretionary--6.1%
 The Coca-Cola Company                                       20,000 $   928,000
 The Home Depot, Inc.                                        50,000   1,853,500
 The Interpublic Group of Companies, Inc.*                   75,000   1,116,000
 Mattel, Inc.                                               100,000   1,936,000
 McDonald's Corporation                                     100,000   2,501,000
 Viacom Inc.                                                 20,000     796,800
 ------------------------------------------------------------------------------
                                                                      9,131,300
 ------------------------------------------------------------------------------
 Energy--7.1%
 Amerada Hess Corporation                                    20,000   1,032,400
 ChevronTexaco Corporation                                   10,000     743,000
 Core Laboratories N.V.*                                    150,000   2,296,500
 Devon Energy Corporation                                    25,000   1,212,500
 ENSCO International Incorporated                            25,000     658,750
 Murphy Oil Corporation                                      50,000   2,949,000
 Varco International, Inc.*                                 100,000   1,759,000
 ------------------------------------------------------------------------------
                                                                     10,651,150
 ------------------------------------------------------------------------------
 Financials--10.6%
 The Allstate Corporation                                    50,000   1,975,000
 Bank of Bermuda Ltd.                                        50,000   2,247,500
 The Bank of New York Company, Inc.                         100,000   3,119,000
 CheckFree Corp.*                                            25,000     688,250
 IPC Holdings, Ltd.                                          70,000   2,621,500
 Mitsubishi Tokyo Financial Group, Inc. (MFTG)*             450,000   3,303,000
 Unitrin, Inc.                                               50,000   1,850,000
 ------------------------------------------------------------------------------
                                                                     15,804,250
 ------------------------------------------------------------------------------
 Health Care--7.7%
 Bristol-Myers Squibb Company                                50,000   1,268,500
 CIGNA Corporation                                           30,000   1,711,500
 Humana Inc.*                                               100,000   2,029,000
 Johnson & Johnson                                           25,000   1,258,250
 Merck & Co. Inc.                                            25,000   1,106,250
 Milestone Scientific Inc.*                                 240,000     556,800
 Pfizer Inc.                                                110,100   3,479,160
 ------------------------------------------------------------------------------
                                                                     11,409,460
 ------------------------------------------------------------------------------
 Materials & Processing--16.0%
 Alcoa Inc.*                                                 75,000   2,367,750
 E. I. du Pont de Nemours and Company                        95,000   3,838,000
 Inco Limited*                                              100,000   3,320,000
 Newmont Mining Corporation                                 100,000   4,378,000
 Olin Corporation                                           100,000   1,741,000
 Phelps Dodge Corporation*                                   50,000   3,087,000
 Teck Cominco Limited                                       125,000   1,631,250
 Temple-Inland Inc.                                          50,000   2,701,500
 Weyerhaeuser Company                                        15,000     903,450
 ------------------------------------------------------------------------------
                                                                     23,967,950
 ------------------------------------------------------------------------------

 Common Stocks (continued)                              Shares        Value
 ------------------------------------------------------------------------------
 Industrials & Producer Durables--7.7%
 The Boeing Company                                        55,000 $  2,116,950
 Federal Signal Corporation                                75,000    1,109,250
 Flowserve Corporation*                                    75,000    1,534,500
 Honeywell International Inc.                              75,000    2,295,750
 Kaydon Corporation                                        31,000      736,870
 Kennametal Inc.                                           40,000    1,475,200
 The Manitowoc Company, Inc.                               40,000      868,000
 Steelcase Inc.                                           113,000    1,327,750
 ------------------------------------------------------------------------------
                                                                    11,464,270
 ------------------------------------------------------------------------------
 Technology--8.3%
 Autodesk, Inc.                                            75,000    1,443,750
 EMC Corporation*                                         250,000    3,460,000
 Microsoft Corporation                                     50,000    1,307,500
 Scientific Games Corporation*                            125,000    1,662,500
 Symbol Technologies, Inc.                                130,000    1,623,700
 Systems & Computer Technology Corporation*               100,000    1,470,000
 Tellabs, Inc.*                                           200,000    1,506,000
 ------------------------------------------------------------------------------
                                                                    12,473,450
 ------------------------------------------------------------------------------
 Utilities--1.3%
 FPL Group, Inc.                                           30,000    1,912,200
 ------------------------------------------------------------------------------
                                                                     1,912,200
 ------------------------------------------------------------------------------
 Total Common Stocks (Cost $75,241,251)                             96,814,030
 ------------------------------------------------------------------------------
                                                       Principal
                                                        Amount
 Short-Term Investments--35.3%                         ---------       -
 Repurchase Agreement with U.S. Bank, N.A., 0.80%,
  dated 10/31/03, due 11/3/03, collateralized by a
  U.S. Treasury Note valued at $799,649. Repurchase
  proceeds of $784,052 (cost $784,000).               $   784,000      784,000
 U.S. Treasury Bill, 1.100%, due 11/06/2003             6,004,000    6,003,333
 U.S. Treasury Bill, 1.100%, due 11/13/2003            14,009,000   14,005,264
 U.S. Treasury Bill, 0.855%, due 11/20/2003            14,009,000   14,002,863
 U.S. Treasury Bill, 0.960%, due 01/29/2004            18,000,000   17,959,842
 ------------------------------------------------------------------------------
 Total Short-Term Investments (Cost $52,754,298)                    52,755,302
 ------------------------------------------------------------------------------
 Total Investments (Cost $127,995,549)--100.1%                     149,569,332
 Liabilities, less Other Assets--(0.1)%                                (72,430)
 ------------------------------------------------------------------------------
 Total Net Assets--100.0%                                         $149,496,902
                                                                  ------------

*Non-income producing security.

                    See Notes to the Financial Statements.

                     The Tocqueville Small Cap Value Fund

                  Investment Portfolio as of October 31, 2003

           Common Stocks--97.4%                 Shares      Value
           ---------------------------------------------------------
           Business Services--15.5%
           American Management Systems,
            Incorporated*                         80,000 $ 1,184,000
           Analysts International Corporation*   160,000     462,400
           Ascential Software Corporation*        50,000   1,109,500
           Captaris Inc.*                        100,000     595,000
           Computer Horizons Corp.*              200,000     760,000
           Keane, Inc.*                           90,000   1,182,600
           Photoworks, Inc.*                     300,000     252,000
           Technology Solutions Company*         300,000     423,000
           3Com Corporation*                     500,000   3,600,000
           Unisys Corporation*                   120,000   1,843,200
           ---------------------------------------------------------
                                                          11,411,700
           ---------------------------------------------------------
           Chemicals--7.5%
           A. Schulman, Inc.                     100,000   1,899,000
           Hercules Incorporated*                200,000   2,090,000
           Ionics, Incorporated*                  55,000   1,566,950
           ---------------------------------------------------------
                                                           5,555,950
           ---------------------------------------------------------
           Electronics--19.9%
           Avnet, Inc.*                          100,000   1,940,000
           Intervoice, Inc.*                     150,000   1,561,500
           Powerwave Technologies, Inc.*         450,000   2,929,500
           Proxim Corporation*                 1,000,000   1,460,000
           Vicor Corporation*                    300,000   3,042,000
           Westell Technologies, Inc.*           440,000   3,665,200
           ---------------------------------------------------------
                                                          14,598,200
           ---------------------------------------------------------
           Food Products--8.3%
           Corn Products International, Inc.      50,000   1,694,500
           Del Monte Foods Company*              400,000   3,804,000
           Interstate Bakeries Corporation        40,000     587,200
           ---------------------------------------------------------
                                                           6,085,700
           ---------------------------------------------------------
           Industrial And Commercial Machinery--17.3%
           Baldor Electric Company                90,000   1,917,000
           Flowserve Corporation*                 25,000     511,500
           MagneTek, Inc.*                       550,000   3,349,500
           Paxar Corporation*                    120,000   1,437,600
           The Timken Company                    160,000   2,684,800
           UNOVA, Inc.*                          130,000   2,822,300
           ---------------------------------------------------------
                                                          12,722,700
           ---------------------------------------------------------

          Common Stocks (continued)             Shares       Value
          -----------------------------------------------------------
          Miscellaneous Retail--5.0%
          Bush Industries, Inc.*                  115,000 $   541,650
          Longs Drug Stores Corporation            60,000   1,344,000
          Winn-Dixie Stores, Inc.                 220,000   1,779,800
          -----------------------------------------------------------
                                                            3,665,450
          -----------------------------------------------------------
          Oil & Gas Extraction--3.4%
          Global Industries, Ltd.*                300,000   1,386,000
          Input/Output, Inc.*                     270,000   1,109,700
          -----------------------------------------------------------
                                                            2,495,700
          -----------------------------------------------------------
          Pharmaceuticals--8.6%
          Datascope Corp.                          25,500     848,895
          Dendrite International, Inc.*           110,000   1,661,000
          Perrigo Company                          85,000   1,143,250
          Schering-Plough Corporation             175,000   2,672,250
          -----------------------------------------------------------
                                                            6,325,395
          -----------------------------------------------------------
          Transportation Equipment--11.9%
          Barnes Group Inc.                        60,000   1,750,800
          Federal Signal Corporation              100,000   1,479,000
          Tower Automotive, Inc.*                 500,000   1,990,000
          Visteon Corporation                     550,000   3,553,000
          -----------------------------------------------------------
                                                            8,772,800
          -----------------------------------------------------------
          Total Common Stocks (Cost $62,447,865)           71,633,595
          -----------------------------------------------------------
                                               Principal
                                                Amount
          Short-Term Investments--2.6%         ---------       -
          Repurchase Agreement with U.S. Bank,
           N.A., 0.80%, dated 10/31/03, due
           11/3/03, collateralized by a U.S.
           Treasury Note valued at $1,914,465.
           Repurchase proceeds of $1,877,123
           (cost $1,877,000).                  $1,877,000   1,877,000
          -----------------------------------------------------------
          Total Short-Term Investments
           (Cost $1,877,000)                                1,877,000
          -----------------------------------------------------------
          Total Investments
           (Cost $64,324,865)--100.0%                      73,510,595
          Other Assets, less Liabilities--0.0%                  7,043
          -----------------------------------------------------------
          Total Net Assets--100.0%                        $73,517,638
                                                          -----------

*Non-income producing security.

                    See Notes to the Financial Statements.

                   The Tocqueville International Value Fund

                  Investment Portfolio as of October 31, 2003

 Common Stocks--93.5%                                      Shares      Value
 ------------------------------------------------------------------------------
 Austria--1.5%
 Andritz AG                                                  60,100 $ 1,938,789
 ------------------------------------------------------------------------------
                                                                      1,938,789
 ------------------------------------------------------------------------------
 Belgium--7.8%
 Bekaert NV                                                  43,270   2,149,881
 Electrabel SA                                                8,800   2,433,717
 Solvay SA                                                   34,500   2,568,805
 Umicore                                                     49,000   2,981,987
 ------------------------------------------------------------------------------
                                                                     10,134,390
 ------------------------------------------------------------------------------
 Brazil--1.6%
 Empresa Brasileira de Aeronautica SA (Embraer)              82,105   2,130,625
 ------------------------------------------------------------------------------
                                                                      2,130,625
 ------------------------------------------------------------------------------
 Canada--5.0%
 Alcan, Inc.                                                 28,000   1,118,040
 Inmet Mining Corporation*                                   80,000     724,707
 Northern Orion Resources Inc.*                             425,000     902,849
 Placer Dome Inc.                                            90,000   1,388,700
 Teck Cominco Limited.                                      180,900   2,360,745
 ------------------------------------------------------------------------------
                                                                      6,495,041
 ------------------------------------------------------------------------------
 Finland--1.5%
 UPM-Kymmene Oyj                                            101,700   1,903,443
 ------------------------------------------------------------------------------
                                                                      1,903,443
 ------------------------------------------------------------------------------
 France--5.2%
 Manitou BF                                                  30,000   2,425,556
 Pechiney                                                    20,600   1,138,704
 Pinguely-Haulotte                                          325,000   1,930,622
 Rhodia SA                                                  260,000   1,314,787
 ------------------------------------------------------------------------------
                                                                      6,809,669
 ------------------------------------------------------------------------------
 Germany--1.0%
 SGL Carbon AG*                                              71,600   1,346,742
 ------------------------------------------------------------------------------
                                                                      1,346,742
 ------------------------------------------------------------------------------
 Hong Kong--7.0%
 Elec & Eltek International Holdings Limited             17,464,000   3,260,852
 Global Bio-chem Technology Group Company Limited         5,314,000   2,702,950
 Gold Peak Industries (Holdings) Limited                  6,415,000   1,817,351
 Lerado Group (Holding) Company Limited                   7,000,000   1,252,946
 ------------------------------------------------------------------------------
                                                                      9,034,099
 ------------------------------------------------------------------------------

 Common Stocks (continued)                                Shares      Value
 -----------------------------------------------------------------------------
 Indonesia--5.3%
 PT Aneka Tambang Tbk                                    5,092,500 $   689,269
 PT International Nickel Indonesia Tbk (INCO)            1,622,500   3,838,316
 PT Tempo Scan Pacific Tbk                               3,438,000   2,387,359
 -----------------------------------------------------------------------------
                                                                     6,914,944
 -----------------------------------------------------------------------------
 Italy--3.1%
 Interpump Group S.p.A.                                    475,000   1,916,091
 Sogefi S.p.A.                                             699,500   2,167,095
 -----------------------------------------------------------------------------
                                                                     4,083,186
 -----------------------------------------------------------------------------
 Japan--28.0%
 Amada Co., Ltd.                                           530,000   2,289,990
 Amano Corporation                                         375,000   2,575,385
 Canon Inc.                                                 49,000   2,371,219
 Dai Nippon Printing Co., Ltd.                             200,000   3,089,098
 Disco Corporation                                          30,000   1,610,042
 Fanuc Ltd.                                                 21,500   1,292,718
 Kurita Water Industries Ltd.                              194,000   2,354,082
 Mabuchi Motor Co., Ltd.                                    19,600   1,494,047
 Makita Corporation                                        310,000   3,073,634
 Matsushita Electric Industrial Co., Ltd.                  200,000   2,624,000
 Mitsubishi Tokyo Financial Group, Inc. (MTFG)*            392,000   2,877,280
 Omron Corporation                                         120,000   2,630,645
 Shimano Inc.                                              131,000   2,502,388
 Sony Corporation                                           63,000   2,194,842
 Taiyo Yuden Co., Ltd.                                     150,000   2,169,464
 UFJ Holdings, Inc.                                            280   1,197,071
 -----------------------------------------------------------------------------
                                                                    36,345,905
 -----------------------------------------------------------------------------
 Mexico--2.5%
 Cemex SA de CV                                             52,914   1,269,936
 Grupo Televisa SA*                                         50,000   1,937,500
 -----------------------------------------------------------------------------
                                                                     3,207,436
 -----------------------------------------------------------------------------
 Netherlands--1.5%
 Koninklijke Grolsch NV                                     75,630   2,006,332
 -----------------------------------------------------------------------------
                                                                     2,006,332
 -----------------------------------------------------------------------------
 Singapore--9.1%
 Clipsal Industries (Holdings) Limited                   5,292,951   6,901,404
 GP Batteries International Limited                      2,232,000   4,923,105
 -----------------------------------------------------------------------------
                                                                    11,824,509
 -----------------------------------------------------------------------------
 South Africa--4.0%
 Gold Fields Limited                                       200,000   2,864,000
 Sappi Limited                                             184,500   2,361,600
 -----------------------------------------------------------------------------
                                                                     5,225,600
 -----------------------------------------------------------------------------


                    See Notes to the Financial Statements.

                   The Tocqueville International Value Fund

                  Investment Portfolio as of October 31, 2003

      Common Stocks (continued)                  Shares          Value
      --------------------------------------------------------------------
      Spain--2.4%
      Campofrio Alimentacion SA                      170,000 $  1,798,388
      Transportes Azkar, SA                          200,000    1,255,500
      --------------------------------------------------------------------
                                                                3,053,888
      --------------------------------------------------------------------
      Switzerland--0.9%
      Forbo Holding AG                                 4,200    1,163,740
      --------------------------------------------------------------------
                                                                1,163,740
      --------------------------------------------------------------------
      United Kingdom--6.1%
      BAE Systems Plc                                800,000    2,484,333
      Bodycote International Plc                     600,000    1,765,638
      Scottish & Newcastle Plc                       410,380    2,407,783
      WPP Group Plc                                   26,000    1,247,480
      --------------------------------------------------------------------
                                                                7,905,234
      --------------------------------------------------------------------
      Total Common Stocks
       (Cost $96,451,350)                                     121,523,572
      --------------------------------------------------------------------
      Warrants--2.1%
      Canada--0.2%
      Northern Orion Resources Inc.
       Warrants*                                     212,500      224,100
      --------------------------------------------------------------------
                                                                  224,100
      --------------------------------------------------------------------
      Taiwan--1.9%
      Merrill Warrants of Taiwan*                  2,400,000    2,412,000
      --------------------------------------------------------------------
                                                                2,412,000
      --------------------------------------------------------------------
      Total Warrants (Cost $2,100,210)                          2,636,100
      --------------------------------------------------------------------
                                                Principal
                                                 Amount
      Short-Term Investments--6.0%              ---------         -
      Germany--1.8%
      Bundesschatzanweisungen,
       3.25%, due 9/24/04                    (Euro)2,000,000    2,344,698
      --------------------------------------------------------------------
                                                                2,344,698
      --------------------------------------------------------------------
      United States--4.2%
      U.S. Treasury Bill,
       0.8%, due 01/8/2004                        $4,000,000    3,993,496
      JP Morgan/Chase Demand Note--0.5%            1,509,629    1,509,629
      --------------------------------------------------------------------
                                                                5,503,125
      --------------------------------------------------------------------
      Total Short-Term Investments (Cost $7,864,927)            7,847,823
      --------------------------------------------------------------------
      Total Investments
       (Cost $106,416,487)--101.6%                            132,007,495
      Liabilities, less Other Assets--(1.6)%                   (2,132,819)
      --------------------------------------------------------------------
      Total Net Assets--100.0%                               $129,874,676
                                                             ------------

*Non-income producing security.

                    See Notes to the Financial Statements.

                           The Tocqueville Gold Fund

                  Investment Portfolio as of October 31, 2003

          Common Stocks--75.3%                   Shares      Value
          -----------------------------------------------------------
          Gold & Gold Related--70.2%
          Agnico-Eagle Mines Limited (CN)         249,000 $ 2,706,630
          Apollo Gold Corporation (CN)*#        1,846,250   3,095,643
          Ashanti Goldfields Company Ltd. (GH)    991,900  10,712,520
          Aurizon Mines Ltd. (CN)*#               600,000     887,675
          Chesapeake Gold Corp. (CN)*             339,000     758,735
          Compania de Minas Buenaventura S.A.u.
           (PE)                                   247,900  11,804,998
          Crystallex International Corporation
           (CN)*                                3,250,300   8,938,325
          Cumberland Resources Ltd. (CN)*         345,000   1,283,400
          Dominion Mining Limited (AU)*         1,250,000     585,379
          Durban Roodepoort Deep Limited (SJ)*  1,285,000   3,585,150
          Eldorado Gold Corporation (CN)*#      1,440,000   4,839,877
          Emperor Mines Limited (AU)*           2,310,433   1,032,802
          FNX Mining Company Inc. (CN)*#          779,000   5,171,465
          Gabriel Resources Ltd. (CN)*#           250,000     762,490
          Glamis Gold Ltd. (CN)*                  460,000   6,426,200
          Gold Bullion Limited (AU)*               56,500   2,194,102
          Gold Fields Limited--ADR (SJ)         1,300,500  18,623,160
          Gold Fields Limited (SJ)                166,250   2,375,240
          Goldcorp Inc. (CN)                      653,100  10,247,139
          Golden Star Resources Ltd. (CN)*#     3,378,000  19,626,180
          Harmony Gold Mining Company
           Limited--ADR (SJ)                    1,175,000  17,766,000
          Harmony Gold Mining Company
           Limited (SJ)                           106,667   1,639,835
          IAMGOLD Corporation (CN)              1,930,000  14,496,415
          Ivanhoe Mines Ltd. (CN)*#             3,079,200  29,669,466
          Kenor ASA (NOR)*#                     4,046,000   2,917,768
          Kingsgate Consolidated Limited (AU)     945,000   2,547,994
          Kinross Gold Corporation (CN)*          164,766   1,354,377
          Lihir Gold Limited (AU)*              3,500,000   4,221,822
          Meridian Gold Inc. (CN)*                110,331   1,399,594
          Meridian Gold Inc.*                     190,200   2,423,148
          Minefinders Corporation Ltd. (CN)*#     250,000   2,038,997
          Miramar Mining Corporation (CN)*      3,556,306   7,397,116
          Nevsun Resources Ltd. (CN)*#          2,087,500  13,002,826
          Newmont Mining Corporation              433,800  18,991,765
          Northern Orion Resources Inc. (CN)*#  2,010,000   4,269,944
          NovaGold Resources Inc. (CN)*#          550,000   2,487,007
          Orezone Resources Inc. (CN)*          1,063,700   1,000,712
          Peter Hambro Mining Plc (LN)*           100,000     548,114
          PilaGold Inc. (CN)*                   1,000,000     698,001
          Placer Dome Inc. (AU)                    70,000   1,046,019
          Placer Dome Inc.                      1,199,245  18,504,350
          Radius Explorations Ltd. (CN)*          885,100   1,155,018
          Randgold Resources Limited (SJ)*        494,600  10,896,038

          Common Stocks (continued)              Shares      Value
          ------------------------------------------------------------
          Riddarhyttan Resources AB (SW)*         900,000 $    709,538
          River Gold Mines Ltd. (CN)*             565,000    1,628,921
          St. Jude Resources Ltd. (CN)*#        1,500,000    2,173,666
          SouthernEra Resources Limited (CN)*#    375,000    1,638,785
          Strongbow Resources Inc. (CN)*#       3,600,000    1,775,350
          Tanami Gold NL (AU)*                  6,500,072      714,880
          Troy Resources NL (AU)                1,463,000    1,847,767
          Wheaton River Minerals Ltd. (CN)*#    4,225,000    9,808,809
          Wolfden Resources Inc. (CN)*          1,000,000    3,778,309
          Yamana Gold Inc. (CN)*#               2,333,333    4,284,106
          ------------------------------------------------------------
                                                           304,489,567
          ------------------------------------------------------------
          Precious Metals & Related--5.1%
          African Minerals (SJ)*#                  83,333      249,999
          Apex Silver Mines Limited (CI)*         517,800    6,959,232
          Impala Platinum Holdings Limited (SJ)    80,000    7,350,254
          Impala Platinum Holdings Limited         70,000    3,215,730
          Inmet Mining Corporation (CN)*          240,000    2,174,121
          Sabina Resources Limited (CN)*#         600,000      437,009
          Stornoway Diamond Corporation
           (CN)*#                               1,300,000    1,637,267
          ------------------------------------------------------------
                                                            22,023,612
          ------------------------------------------------------------
          Total Common Stocks
           (Cost $186,566,586)                             326,513,179
          ------------------------------------------------------------
          Warrants--0.6%
          Gold & Gold Related--0.6%
          Northern Orion Resources Inc.
           Warrants (CN)*#                      1,005,000    1,059,861
          NovaGold Resources Inc. Warrants
           (CN)*#                                  75,000      128,030
          Yamana Gold Inc. Warrants (CN)*#      1,166,667    1,212,650
          ------------------------------------------------------------
                                                             2,400,541
          ------------------------------------------------------------
          Precious Metals & Related--0.0%
          Pan American Silver Warrants (CN)*#      61,536      265,650
          Sabina Resources Limited Warrants
           (CN)*#                                 300,000       19,916
          Stornoway Diamond Corporation
           Warrants (CN)*#                        650,000           --
          ------------------------------------------------------------
                                                               285,566
          ------------------------------------------------------------
          Total Warrants (Cost $86,900)                      2,686,107
          ------------------------------------------------------------
                                                 Ounces
          Gold Bullion--6.9%                     ------        -
          Gold Bullion*
           (Cost $28,398,020)                      78,000   29,998,800
          ------------------------------------------------------------
          Total Gold Bullion                                29,998,800
          ------------------------------------------------------------


                    See Notes to the Financial Statements.

                           The Tocqueville Gold Fund

                  Investment Portfolio as of October 31, 2003

          Short-Term                           Principal
          Investments--19.8%                    Amount        Value
          -------------------------------------------------------------
          Repurchase Agreement with U.S.
           Bank, N.A., 0.80%, dated
           10/31/03, due 11/3/03,
           collateralized by a U.S. Treasury
           Note valued at $1,932,375.
           Repurchase proceeds of
           $1,894,125 (cost $1,894,000).      $ 1,894,000 $  1,894,000
          U.S. Treasury Bill,
           1.10%, due 11/13/03                 16,000,000   15,996,112
          U.S. Treasury Bill,
           0.84%, due 12/18/03                  9,000,000    8,990,091
          U.S. Treasury Bill,
           0.85%, due 01/15/04                 10,000,000    9,981,870
          U.S. Treasury Bill,
           0.96%, due 01/29/04                 17,000,000   16,962,073
          U.S. Treasury Bill,
           0.97%, due 02/12/04                 12,000,000   11,968,584
          U.S. Treasury Bill,
           0.92%, due 03/04/04                 10,000,000    9,968,350
          U.S. Treasury Bill,
           0.94%, due 03/25/04                 10,000,000    9,961,990
          -------------------------------------------------------------
          Total Short-Term Investments (Cost $85,717,204)   85,723,070
          -------------------------------------------------------------
          Total Investments
           (Cost $300,768,710)--102.6%                     444,921,156
          Liabilities, less Other Assets--(2.6)%           (11,366,943)
          -------------------------------------------------------------
          Total Net Assets--100.0%                        $433,554,213
                                                          ------------

*Non-income producing security.
#Denotes security is fully or partially restricted as to resale. The aggregate value of restricted securities at October 31, 2003 was $61,900,475 which represented 14.3% of net assets.
(AU) Australia--(CI) Cayman Islands--(CN) Canada--(GH) Ghana--(LN) Great Britain--(NOR) Norway--(PE) Peru--(SJ) South Africa
ADR: American Depository Receipt



                    See Notes to the Financial Statements.

                         The Tocqueville Genesis Fund

                  Investment Portfolio as of October 31, 2003

            Common Stocks--27.0%                     Shares  Value
            --------------------------------------------------------
            Agriculture--0.6%
            Bunge Limited                             4,500 $121,950
            --------------------------------------------------------
                                                             121,950
            --------------------------------------------------------
            Beverages--0.3%
            Coca-Cola Femsa, SA de CV--ADR            2,500   50,500
            --------------------------------------------------------
                                                              50,500
            --------------------------------------------------------
            Business Services--2.4%
            E*TRADE Financial Corporation*            9,000   92,700
            J.P. Morgan Chase & Co.                   1,500   53,850
            Liberty Media Corporation*                6,000   60,540
            Medifast, Inc.*                           3,000   47,010
            Rollins, Inc.                             2,400   48,768
            3Com Corporation*                        10,000   72,000
            Xerox Corporation*                        8,500   89,250
            --------------------------------------------------------
                                                             464,118
            --------------------------------------------------------
            Communications--1.3%
            AT&T Wireless Services Inc.*             10,000   72,500
            China Mobile (Hong Kong) Limited          2,500   35,425
            Diodes Incorporated*                      1,500   35,460
            Grupo Televisa SA                         2,000   77,500
            Koninklijke (Royal) KPN NV                5,000   37,700
            --------------------------------------------------------
                                                             258,585
            --------------------------------------------------------
            Data Storage--0.6%
            EMC Corporation*                          9,000  124,560
            --------------------------------------------------------
                                                             124,560
            --------------------------------------------------------
            Eating and Drinking Places--0.4%
            Ryan's Family Steak Houses, Inc.*         6,000   83,640
            --------------------------------------------------------
                                                              83,640
            --------------------------------------------------------
            Electrical, Gas, Sanitary Services--0.2%
            Allied Waste Industries, Inc.*            3,500   39,480
            --------------------------------------------------------
                                                              39,480
            --------------------------------------------------------
            Electronics--2.8%
            Apple Computer, Inc.*                     1,000   22,890
            At Road, Inc.*                            2,000   25,800
            Imax Corporation *                        6,500   58,819
            KEMET Corporation*                        7,500   99,375
            Macromedia, Inc.*                         3,000   57,330
            RF Micro Devices, Inc.*                   5,000   58,550
            Raytheon Company                          2,000   52,960
            Sensytech, Inc.*                          1,000   15,000
            Skyworks Solutions, Inc.*                 6,500   55,770
            Vishay Intertechnology, Inc.*             4,000   75,000
            Seagate Technology                        1,500   34,470
            --------------------------------------------------------
                                                             555,964
            --------------------------------------------------------

            Common Stocks (continued)                Shares  Value
            --------------------------------------------------------
            Food Products--1.4%
            ConAgra Foods, Inc.                       2,000 $ 47,680
            Del Monte Foods Company*                  8,000   76,080
            Interstate Bakeries Corporation           4,000   58,720
            Sara Lee Corporation                      1,500   29,895
            Wild Oats Markets, Inc.*                  5,500   57,090
            --------------------------------------------------------
                                                             269,465
            --------------------------------------------------------
            Healthcare--1.3%
            Biosite Incorporated*                     1,000   25,800
            HCA Inc.                                  3,000  114,750
            Oxford Health Plans, Inc.                 3,000  121,500
            --------------------------------------------------------
                                                             262,050
            --------------------------------------------------------
            Industrial and Commercial
             Machinery--2.0%
            Eastman Kodak Company                     2,000   48,860
            Federal Signal Corporation                3,000   44,370
            Hexcel Corporation*                       7,800   53,118
            Korea Electric Power (KEPCO) Corporation  7,000   75,950
            MagneTek, Inc.*                           8,000   48,720
            The Manitowoc Company, Inc.               3,000   65,100
            Rayovac Corporation*                      4,000   65,760
            --------------------------------------------------------
                                                             401,878
            --------------------------------------------------------
            Insurance Carriers--2.0%
            Aegon NV                                  3,500   45,920
            Hooper Holmes, Inc.                      10,000   52,100
            MetLife, Inc.                             4,000  125,600
            Axis Capital Holdings Limited             3,000   75,150
            Max Re Capital Ltd.                       4,811   88,811
            --------------------------------------------------------
                                                             387,581
            --------------------------------------------------------
            Medical Instruments--1.7%
            Advanced Medical Optics, Inc.*            4,000   80,680
            Baxter International Inc.                 2,000   53,160
            Immucor, Inc.*                            1,500   44,130
            Microtek Medical Holdings, Inc.*          9,000   35,280
            STERIS Corporation*                       2,500   52,050
            Thoratec Corporation*                     3,000   46,170
            X-Rite, Incorporated                      1,500   16,320
            --------------------------------------------------------
                                                             327,790
            --------------------------------------------------------
            Metal Mining--1.5%
            Gold Fields Limited                       5,500   78,760
            Kaydon Corporation                        4,000   95,080
            Massey Energy Company                     5,000   69,500
            Placer Dome Inc.                          3,500   54,005
            --------------------------------------------------------
                                                             297,345
            --------------------------------------------------------


                    See Notes to the Financial Statements.

                         The Tocqueville Genesis Fund

                  Investment Portfolio as of October 31, 2003


            Common Stocks (continued)             Shares   Value
            -------------------------------------------------------
            Miscellaneous Retail--3.8%
            Abercrombie & Fitch Co.*               1,000 $   28,500
            Best Buy Co., Inc.                     1,000     58,310
            Blockbuster Inc.                       3,500     67,445
            Blue Rhino Corporation*                  800      9,280
            Central Garden & Pet Company*          1,500     41,490
            Costco Wholesale Corporation*          2,000     70,740
            Dillard's, Inc.                        3,000     48,510
            Natuzzi S.p.A.                         9,300    101,928
            Office Depot, Inc.*                    5,000     74,650
            Restoration Hardware, Inc.*            8,500     67,660
            Tractor Supply Company*                1,000     41,910
            Walgreen Co.                           2,000     69,640
            Winn-Dixie Stores, Inc.                8,000     64,720
            -------------------------------------------------------
                                                            744,783
            -------------------------------------------------------
            Oil and Gas Extraction--0.8%
            Key Energy Services, Inc.*             5,000     43,650
            Repsol YPF, SA                         2,500     43,425
            Spinnaker Exploration Company*         2,500     63,975
            -------------------------------------------------------
                                                            151,050
            -------------------------------------------------------
            Paper and Allied Products--1.0%
            Longview Fibre Company                 7,500     80,625
            Sappi Limited                          4,500     57,600
            Weyerhaeuser Company                   1,000     60,230
            -------------------------------------------------------
                                                            198,455
            -------------------------------------------------------
            Pharmaceuticals--0.8%
            Endo Pharmaceuticals Holdings Inc.*    2,500     40,900
            Johnson & Johnson                      1,000     50,330
            Schering-Plough Corporation            4,500     68,715
            -------------------------------------------------------
                                                            159,945
            -------------------------------------------------------
            Toy Manufacturing--0.4%
            Leapfrog Enterprises, Inc.*            2,000     69,140
            -------------------------------------------------------
                                                             69,140
            -------------------------------------------------------
            Transportation Equipment--1.4%
            The Boeing Company                     2,000     76,980
            Kansas City Southern*                  3,500     46,305
            Tower Automotive, Inc.*               15,000     59,700
            Visteon Corporation                   11,000     71,060
            OMI Corporation*                       4,000     27,000
            -------------------------------------------------------
                                                            281,045
            -------------------------------------------------------
            Wireless Mobile Computing Systems--0.3%
            Symbol Technologies, Inc.              4,000     49,960
            -------------------------------------------------------
                                                             49,960
            -------------------------------------------------------
            Total Common Stocks (Cost $5,348,457)         5,299,284
            -------------------------------------------------------

         Short-Term                              Principal
         Investments--69.4%                       Amount       Value
         --------------------------------------------------------------
         Repurchase Agreement with U.S. Bank,
          N.A., 0.80%, dated 10/31/03, due
          11/3/03, collateralized by a U.S.
          Treasury Note valued at $658,894.
          Repurchase proceeds of $646,043
          (Cost $646,000).                       $  646,000 $   646,000
         U.S. Treasury Bill, 0.80%, due 01/08/04  5,000,000   4,991,870
         U.S. Treasury Bill, 0.96%, due 01/29/04  3,000,000   2,993,307
         U.S. Treasury Bill, 0.98%, due 04/08/04  5,000,000   4,978,785
         --------------------------------------------------------------
         Total Short-Term Investments (Cost $13,609,616)     13,609,962
         --------------------------------------------------------------
         Total Investments
          (Cost $18,958,073)--96.4%                          18,909,246
         Other Assets, less Liabilities--3.6%                   700,366
         --------------------------------------------------------------
         Total Net Assets--100.0%                           $19,609,612
                                                            -----------

*Non-income producing security.
ADR: American Depository Receipt

                    See Notes to the Financial Statements.

                             The Tocqueville Trust

                     Statements of Assets and Liabilities

                               October 31, 2003

                                            The       Small Cap  International
                                        Tocqueville     Value        Value         Gold        Genesis
                                           Fund         Fund         Fund          Fund         Fund
                                       ------------  ----------- ------------- ------------  -----------
Assets
Investments, at value (1)              $149,569,332  $73,510,595 $132,007,495  $444,921,156  $18,909,246
Foreign currencies (2)                           --           --           62            --           --
Cash                                            452          532           --           258          749
Receivable from Adviser                          --           --           --            --        1,529
Receivable for investments sold                  --           --           --       252,154           --
Receivable for fund shares sold              24,721      409,925      206,342     7,035,592    1,632,340
Dividends, interest and other
  receivables                                50,618       59,666      334,568        86,793        2,034
Prepaid expenses                             16,465       16,104       10,036        31,939       11,696
                                       ------------  ----------- ------------  ------------  -----------
Total Assets                            149,661,588   73,996,822  132,558,503   452,327,892   20,557,594
                                       ------------  ----------- ------------  ------------  -----------
Liabilities
Payable for investments purchased                --      160,914    2,449,019    17,447,255      926,679
Payable for fund shares redeemed              1,718      225,693       18,081       681,123        3,791
Payable to Adviser                           41,918       46,933      105,090       322,288           --
Payable to Custodian                             --           --          115            --           --
Accrued distribution fee                     17,460        6,499       24,135        33,060           --
Accrued expenses and other liabilities      103,590       39,145       87,387       289,953       17,512
                                       ------------  ----------- ------------  ------------  -----------
Total Liabilities                           164,686      479,184    2,683,827    18,773,679      947,982
                                       ------------  ----------- ------------  ------------  -----------
Net Assets                             $149,496,902  $73,517,638 $129,874,676  $433,554,213  $19,609,612
                                       ------------  ----------- ------------  ------------  -----------
Net assets consist of:
Paid in capital                        $152,891,841  $53,043,801 $131,724,824  $283,859,912  $19,658,565
Accumulated net investment income
  (loss)                                    128,359           --      412,081    (1,839,295)          --
Accumulated net realized gain (loss)    (25,097,081)  11,288,107  (27,866,755)    7,379,451         (126)
Net unrealized appreciation
  (depreciation) on investments and
  foreign currency related items         21,573,783    9,185,730   25,604,526   144,154,145      (48,827)
                                       ------------  ----------- ------------  ------------  -----------
Net assets                             $149,496,902  $73,517,638 $129,874,676  $433,554,213  $19,609,612
                                       ------------  ----------- ------------  ------------  -----------
Shares of beneficial interest
  outstanding (unlimited shares of
  $0.01 par value authorized)             8,309,536    3,904,299   11,918,314    12,490,357    1,969,391
Net asset value and redemption price
  per share                            $      17.99  $     18.83 $      10.90  $      34.71  $      9.96
                                       ------------  ----------- ------------  ------------  -----------
Maximum offering price per share       $      17.99  $     18.83 $      10.90  $      34.71  $     10.48
                                       ------------  ----------- ------------  ------------  -----------
(1) Cost of Investments                $127,995,549  $64,324,865 $106,416,487  $300,768,710  $18,958,073
(2) Cost of Foreign Currencies         $         --  $        -- $         81  $         --  $        --

                    See Notes to the Financial Statements.

                             The Tocqueville Trust

                           Statements of Operations

                      For the Year Ended October 31, 2003


                                                   The       Small Cap   International
                                               Tocqueville     Value         Value         Gold       Genesis
                                                  Fund         Fund          Fund          Fund        Fund
                                               -----------  -----------  ------------- ------------  --------
Investment Income:
Dividends*                                     $ 1,157,762  $   572,721   $ 2,244,715  $  1,853,947  $  2,020
Interest                                            15,081       12,976        43,680       287,717     6,465
                                               -----------  -----------   -----------  ------------  --------
                                                 1,172,843      585,697     2,288,395     2,141,664     8,485
                                               -----------  -----------   -----------  ------------  --------
Expenses:
Investment Adviser's fee                           559,545      460,594       916,873     2,343,663    11,523
Custody fees                                        17,812       18,440       142,203        96,687       524
Fund accounting fees                                27,722       25,672        42,798        46,190     1,867
Transfer agent and shareholder services fees        30,650       39,961        28,557       178,217       567
Professional fees                                  111,032       44,583        69,628       188,560     7,896
Distribution fees                                  186,515      153,531       229,218       585,916     2,305
Administration fee                                 111,909       92,119       137,531       351,550     1,383
Printing and mailing expense                        15,039        9,676        14,556        64,984       572
Registration fees                                   22,266       26,163        26,451        61,044     2,108
Trustee fees and expenses                            8,805        8,146        11,191        12,395     2,000
Insurance expense                                    3,912        4,519         7,030        12,827        --
Other expenses                                         446           --           564         1,306        --
                                               -----------  -----------   -----------  ------------  --------
 Total expenses before waiver                    1,095,653      883,404     1,626,600     3,943,339    30,745
   Less: Fees waived (Note 3)                      (51,169)          --            --            --   (12,769)
                                               -----------  -----------   -----------  ------------  --------
   Net expenses                                  1,044,484      883,404     1,626,600     3,943,339    17,976
                                               -----------  -----------   -----------  ------------  --------
Net Investment Income (Loss)                       128,359     (297,707)      661,795    (1,801,675)   (9,491)
                                               -----------  -----------   -----------  ------------  --------
Realized and Unrealized Gain (Loss):
 Net realized gain (loss) on:
   Investments                                     623,977   11,700,762     1,031,224     8,548,367      (126)
   Foreign currency translation                         --           --      (242,565)      (37,604)       --
                                               -----------  -----------   -----------  ------------  --------
                                                   623,977   11,700,762       788,659     8,510,763      (126)
 Net change in unrealized appreciation
   (depreciation) on:
   Investments                                  22,492,102   15,534,885    38,740,623   137,947,512   (48,827)
   Foreign currency translation                         --           --        13,909            --        --
                                               -----------  -----------   -----------  ------------  --------
                                                22,492,102   15,534,885    38,754,532   137,947,512   (48,827)
       Net gain (loss) on investments and
         foreign currency                       23,116,079   27,235,647    39,543,191   146,458,275   (48,953)
                                               -----------  -----------   -----------  ------------  --------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                    $23,244,438  $26,937,940   $40,204,986  $144,656,600  $(58,444)
                                               -----------  -----------   -----------  ------------  --------
* Net of foreign taxes withheld                $        --  $        --   $   233,898  $     99,461  $     --
                                               -----------  -----------   -----------  ------------  --------

                    See Notes to the Financial Statements.

                             The Tocqueville Trust

                      Statements of Changes in Net Assets



                                                                       The Tocqueville Fund
                                                                    --------------------------

                                                                    For the Year  For the Year
                                                                       Ended         Ended
                                                                    October 31,   October 31,
                                                                        2003          2002
                                                                    ------------  ------------
Operations:
 Net investment income (loss)                                       $    128,359  $    (36,998)
 Net realized gain (loss) on investments and foreign currency            623,977       (46,399)
 Net change in unrealized appreciation/(depreciation)                 22,464,083   (10,396,836)
                                                                    ------------  ------------
   Net increase (decrease) in net assets resulting from operations    23,216,419   (10,480,233)
Dividends and distributions to shareholders:
 Net investment income                                                        --       (40,417)
 Net realized gains                                                           --      (900,863)
                                                                    ------------  ------------
   Total dividends and distributions                                          --      (941,280)
Fund share transactions:
 Shares sold                                                           6,921,592    19,131,144
 Shares issued in acquisition (see Note 6)                            59,774,252    15,928,833
 Shares issued to holders in reinvestment of dividends                        --       812,917
 Shares redeemed*                                                    (10,549,263)   (5,406,494)
                                                                    ------------  ------------
 Net increase (decrease)                                              56,146,581    30,466,400
                                                                    ------------  ------------
   Net increase in net assets                                         79,363,000    19,044,887
Net Assets:
 Beginning of period                                                  70,133,902    51,089,015
                                                                    ------------  ------------
 End of period**                                                     149,496,902    70,133,902
                                                                    ------------  ------------
** Including undistributed net investment income (loss) of:         $    128,359  $         --
                                                                    ------------  ------------
Change in shares outstanding:
 Shares sold                                                             470,483     1,091,060
 Shares issued in acquisition (see Note 6)                             3,341,209     1,036,399
 Shares issued to holders in reinvestment of dividends                        --        51,224
 Shares redeemed                                                        (729,089)     (359,143)
                                                                    ------------  ------------
 Net increase (decrease)                                               3,082,603     1,819,540
                                                                    ------------  ------------
* Net of redemption fees of:                                        $        914  $     53,152
                                                                    ------------  ------------

                    See Notes to the Financial Statements.

                             The Tocqueville Trust

                      Statements of Changes in Net Assets



   Small Cap Value Fund      International Value Fund            Gold Fund            Genesis Fund
--------------------------  --------------------------  ---------------------------  ---------------
                                                                                     For the Period
For the Year  For the Year  For the Year  For the Year   For the Year  For the Year  October 8, 2003
   Ended         Ended         Ended         Ended          Ended         Ended          through
October 31,   October 31,   October 31,   October 31,    October 31,   October 31,     October 31,
    2003          2002          2003          2002           2003          2002           2003
------------  ------------  ------------  ------------  -------------  ------------  ---------------
$   (297,707) $   (325,378) $    661,795  $    137,568  $  (1,801,675) $   (536,229)   $    (9,491)
  11,700,762       (66,976)      788,659    (3,796,077)     8,510,763     7,387,007           (126)
  15,534,885    (8,684,078)   38,754,532       522,396    137,947,512     2,951,593        (48,827)
------------  ------------  ------------  ------------  -------------  ------------    -----------
  26,937,940    (9,076,432)   40,204,986    (3,136,113)   144,656,600     9,802,371        (58,444)
          --            --       (86,751)           --            (16)           --             --
          --    (3,647,634)           --            --     (7,996,144)     (117,655)            --
------------  ------------  ------------  ------------  -------------  ------------    -----------
          --    (3,647,634)      (86,751)           --     (7,996,160)     (117,655)            --
  28,892,691    40,899,690    31,081,725    52,682,138    290,362,197   193,028,502     19,674,625
          --            --            --            --             --            --             --
          --     3,347,657        75,693            --      7,706,433       110,877             --
 (33,192,389)  (20,906,383)  (20,352,243)  (37,805,312)  (138,384,827)  (90,671,118)        (6,569)
------------  ------------  ------------  ------------  -------------  ------------    -----------
  (4,299,698)   23,340,964    10,805,175    14,876,826    159,683,803   102,468,261     19,668,056
------------  ------------  ------------  ------------  -------------  ------------    -----------
  22,638,242    10,616,898    50,923,410    11,740,713    296,344,243   112,152,977     19,609,612
  50,879,396    40,262,498    78,951,266    67,210,553    137,209,970    25,056,993             --
------------  ------------  ------------  ------------  -------------  ------------    -----------
  73,517,638    50,879,396   129,874,676    78,951,266    433,554,213   137,209,970     19,609,612
------------  ------------  ------------  ------------  -------------  ------------    -----------
$         --  $         --  $    412,081  $    137,568  $  (1,839,295) $         --    $        --
------------  ------------  ------------  ------------  -------------  ------------    -----------
   1,829,153     2,771,721     3,561,893     6,076,467     11,031,535     9,079,888      1,970,057
          --            --            --            --             --            --             --
          --       227,114        10,174            --        331,032         8,589             --
  (2,101,549)   (1,490,653)   (2,509,174)   (4,501,129)    (5,567,336)   (4,305,626)          (666)
------------  ------------  ------------  ------------  -------------  ------------    -----------
    (272,396)    1,508,182     1,062,893     1,575,338      5,795,231     4,782,851      1,969,391
------------  ------------  ------------  ------------  -------------  ------------    -----------
$    102,505  $     34,459  $     57,629  $    275,903  $     610,840  $    584,765    $        --
------------  ------------  ------------  ------------  -------------  ------------    -----------

                    See Notes to the Financial Statements.

                             The Tocqueville Trust

                             The Tocqueville Fund
                     The Tocqueville Small Cap Value Fund
                   The Tocqueville International Value Fund
                           The Tocqueville Gold Fund
                         The Tocqueville Genesis Fund

                         Notes to Financial Statements


1.  ORGANIZATION

   The Tocqueville Trust (the "Trust") was organized as a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust consists of five separate Funds: The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund (the "Funds"). The objective of The Tocqueville Fund is long-term capital appreciation, primarily through investments in securities of United States issuers. The objective of The Tocqueville Small Cap Value Fund is long-term capital appreciation by investing at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies located in the United States that have market values of less than $1 billion. The objective of The Tocqueville International Value Fund is long-term capital appreciation consistent with preservation of capital primarily through investment in non-U.S. companies. The objective of The Tocqueville Gold Fund is to provide long-term capital appreciation through investment of 80% of its net assets, plus borrowings for investment purposes, in gold and securities of companies located throughout the world that are engaged in mining or processing gold. The objective of The Tocqueville Genesis Fund is long-term capital appreciation consistent with preservation of capital, primarily through investments in securities of United States issuers. Shares of The Tocqueville Genesis Fund are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge is 5.00% of the offering price. The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

--------------------------------------------------------------------------------
2.  SIGNIFICANT ACCOUNTING POLICIES

a) Security valuation

   Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market are generally valued at the NASDAQ Official Closing Price ("NOCP"). Precious metals are valued at the mean between closing bid and asked prices based on dealer or exchange quotes. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Short-term investments (i.e., fixed income securities having a maturity of less than 60 days and money market securities maturing within 60 days) are stated at cost which, together with accrued interest, approximates market value.

--------------------------------------------------------------------------------
b) Federal income tax

   Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Accounting principles generally accepted in the United States of America ("GAAP") requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

   At October 31, 2003, the cost of investments, gross unrealized appreciation and depreciation of investments and distributable income for tax purposes were as follows:

                                          The
                                      Tocqueville   Small Cap   International     Gold
                                         Fund       Value Fund   Value Fund       Fund      Genesis Fund
                                     ------------  -----------  ------------- ------------  ------------
Cost of Investments                  $127,995,549  $64,324,865  $106,416,568  $303,654,351  $18,958,073
                                     ------------  -----------  ------------  ------------  -----------
Appreciation                         $ 23,288,423  $14,467,884  $ 29,907,915  $143,053,537  $   109,720
Depreciation                           (1,714,640)  (5,282,154)   (4,303,389)   (1,785,033)    (158,547)
                                     ------------  -----------  ------------  ------------  -----------
Net unrealized appreciation
  (depreciation)                     $ 21,573,783  $ 9,185,730  $ 25,604,526  $141,268,504  $   (48,827)
                                     ------------  -----------  ------------  ------------  -----------
Undistributed ordinary income        $    128,359  $ 1,704,470  $    412,081  $  2,902,419           --
Undistributed long-term capital gain           --    9,583,636            --     5,523,378           --
                                     ------------  -----------  ------------  ------------  -----------
Distributable income                 $    128,359  $11,288,106  $    412,081  $  8,425,797           --
                                     ------------  -----------  ------------  ------------  -----------

   Unrealized appreciation and depreciation differ for financial statement and tax purposes primarily due to the treatment of wash sale losses and PFIC mark-to-market (Gold Fund only) for tax purposes.

   The tax character of distributions paid during the fiscal years ended October 31, 2003 and 2002 was as follows:

                                                  2003
                                    --------------------------------
                                               Long-term
                                     Ordinary   Capital
                                      Income     Gain       Total
                                    ---------- ---------- ----------
           The Tocqueville Fund             --         --         --
           Small Cap Value Fund             --         --         --
           International Value Fund $   86,751         -- $   86,751
           Gold Fund                 1,061,753 $6,934,407  7,996,160
           Genesis Fund                     --         --         --

                                                  2002
                                     ------------------------------
                                              Long-term
                                     Ordinary  Capital
                                      Income    Gain       Total
                                     -------- ---------- ----------
            The Tocqueville Fund     $40,417  $  900,863 $  941,280
            Small Cap Value Fund          --   3,647,634  3,647,634
            International Value Fund      --          --         --
            Gold Fund                     --     117,655    117,655

   At October 31, 2003, certain funds had tax basis capital losses which may be carried over to offset future capital gains as shown below (see Note 6).

                                             The
                                         Tocqueville International
                                            Fund      Value Fund
                                         ----------- -------------
             Capital losses expiring in:
                2008                              --  $12,250,976
                2009                     $ 5,262,275   12,735,470
                2010                      19,834,806    3,738,110
                                         -----------  -----------
                                         $25,097,081  $28,724,556
                                         -----------  -----------

--------------------------------------------------------------------------------
c) Foreign currency translation

   Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust's Portfolio Securities Valuation Procedures. The Tocqueville International Value Fund and The Tocqueville Gold Fund are engaged in transactions in securities denominated in foreign currencies and, as a result, enter into foreign exchange contracts. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign currency contracts are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day's trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

   The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

--------------------------------------------------------------------------------
d) Written option accounting

   The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund may write (sell) covered call options to hedge portfolio investments. When the Funds write (sell) an option, an amount equal to the premium received by the Funds are included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Funds realize a gain or loss from the sale of the underlying security.

--------------------------------------------------------------------------------
e) Use of Estimates

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
f ) Other

   Investments and shareowner transactions are recorded no later than the first business day after the trade date. Dividend income is recognized on the ex-dividend date or at the time the Fund becomes aware. Interest income is recognized on the accrual basis and market discount is accounted for on a yield to maturity basis from settlement date. The Trust uses the first-in, first-out method for determining realized gain or loss on investments sold for both financial reporting and federal tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Expenses incurred by the Trust not specifically identified to a Fund are allocated on a basis relative to the size of each Fund's daily net asset value. It is the Trust's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

--------------------------------------------------------------------------------
3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

   Tocqueville Asset Management L.P. ("Tocqueville"), is the investment adviser to the trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund and The Tocqueville Small Cap Value Fund, calculated daily and payable monthly, at an annual rate .75% on the first $500 million of each Fund's average daily net assets, and .65% of average daily net assets in excess of $500 million. Tocqueville receives fees from The Tocqueville International Value Fund and The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of each Fund, .75% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Genesis Fund, calculated daily and payable monthly, at an annual rate of 1.25% on the first $1 billion of the average daily net assets and 1.00% of average daily net assets in excess of $1 billion. In addition, with respect to The Tocqueville Genesis Fund, the Adviser is contractually obligated to waive its fees and/or reimburse expenses to the extent the annual operating expenses of The Tocqueville Genesis Fund exceed 1.95%.

   Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the year ended October 31, 2003, the Adviser has made payments of $37,275, $30,665, $45,794, $117,073 and $1,667 to
U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration agreement for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund, respectively.

   For the year ended October 31, 2003, Tocqueville waived fees of $51,169 and $12,769 from The Tocqueville Fund and The Tocqueville Genesis Fund, respectively.

   Lepercq, de Neuflize/Tocqueville Securities, L.P., an affiliate of Tocqueville, (the "Distributor") acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of .25% per annum of its average daily net assets.

   Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund for the year ended October 31, 2003, were $110,593, $159,738, $56,262, $327,731 and $21,997, respectively.

4.  FUND SHARE TRANSACTIONS

   The Funds currently offer only one class of shares of beneficial interest. Effective October 1, 1999 a redemption fee of 1.50% was imposed on redemptions of shares held 120 days or less. Effective June 19, 2003, the redemption fee was increased to 2.00%. This fee is retained by each Fund and is credited to paid in capital.

--------------------------------------------------------------------------------
5.  INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term instruments) for the year ended October 31, 2003 are summarized below. There were no purchases or sales of long-term U.S. government securities.

                  The
              Tocqueville Small Cap   International     Gold      Genesis
                 Fund     Value Fund   Value Fund       Fund       Fund
              ----------- ----------- ------------- ------------ ----------
    Purchases $24,676,344 $38,987,684  $58,809,354  $163,616,973 $5,401,260
              ----------- -----------  -----------  ------------ ----------
    Sales     $23,974,977 $45,049,145  $48,630,730  $ 83,578,552 $   52,677
              ----------- -----------  -----------  ------------ ----------

--------------------------------------------------------------------------------
6.  ACQUISITION INFORMATION

   Effective prior to the commencement of business on October 31, 2003, The Tocqueville Fund acquired, through a non-taxable reorganization, substantially all of the net assets of the Gintel Fund, a single series. The Tocqueville Fund issued 3,341,209 shares (valued at $59,774,252) for the 6,538,848 shares outstanding of the Gintel Fund. The net assets of the Gintel Fund, $59,774,252, included net unrealized appreciation on investments of $28,019 and accumulated net realized losses of $47,209,292. The Gintel Fund also had capital loss carryforwards which were combined with those of The Tocqueville Fund. Subject to limitations imposed by IRS regulations, The Tocqueville Fund may use capital loss carryforwards of $19,834,806 to offset future capital gains.

   Effective prior to the commencement of business on July 9, 2002, The Tocqueville Fund acquired, through a non-taxable reorganization, substantially all of the net assets of the Lepercq-Istel Fund, the single series of the Lepercq-Istel Trust. The Tocqueville Fund issued 1,036,399 shares (valued at $15,928,833) for the 1,240,708 shares outstanding of the Lepercq-Istel Fund. The net assets of the Lepercq-Istel Fund, $15,928,833, included net unrealized depreciation on investments of $2,968,061 and accumulated net realized losses of $7,917,312. The Lepercq-Istel Fund also had capital loss carryforwards which were combined with those of The Tocqueville Fund. Subject to limitations imposed by IRS regulations, The Tocqueville Fund may use capital loss carryforwards of $5,839,853 to offset future capital gains.

                             The Tocqueville Trust

Report of Independent Auditors

To the Board of Trustees and Shareholders of The Tocqueville Trust

   In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, and The Tocqueville Genesis Fund (all five constituting The Tocqueville Trust, hereafter referred to as the "Funds") at October 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

New York, New York
December 16, 2003

1.  SUBSEQUENT EVENT (UNAUDITED)

   On December 18, 2003, the Funds paid the following dividends and distributions to shareholders:

                                        Short-term Long-term
                               Ordinary  Capital    Capital
                                Income     Gain      Gain        Total
                               -------- ---------- ---------- -----------
      The Tocqueville Fund     $128,359         --         -- $   128,359
      Small Cap Value Fund           -- $1,704,506 $9,583,645  11,288,151
      International Value Fund  474,880         --         --     474,880
      Gold Fund                 452,573  2,449,742  5,523,426   8,425,741
      Genesis Fund                   --         --         --          --

--------------------------------------------------------------------------------
2.  ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS (UNAUDITED)

Independent Trustees

                                                                                           # of
                                                                                        Portfolios
                                        Term of                                          in Fund
                       Position(s)    Office and                                         Complex
                        Held with      Length of            Principal Occupation         Overseen  Other Directorships
Name, Age and Address   the Trust     Time Served          During Past Five Years       By Trustee   Held by Trustee
---------------------  -----------    -----------          ----------------------       ---------- -------------------

James B. Flaherty (68)   Trustee   Indefinite Term,   President and Partner, Troutbeck      5             None
1675 Broadway                      16 Years Served    Conference Center and Country
New York, NY 10019                                    Inn from October 1979 to present;
                                                      Vice President, Leedsville Realty
                                                      and Construction Corp. from 1980
                                                      to present.

Inge Heckel (63)         Trustee   Indefinite Term,   President, New York School of         5             None
1675 Broadway                      16 Years Served    Interior Design, 1996 to present.
New York, NY 10019

Lucille G. Bono (70)     Trustee   Indefinite Term, 5 Retired. Formerly, Financial          5             None
1675 Broadway                      Years Served       Services Consultant from 1997 to
New York, NY 10019                                    2000; Operations and
                                                      Administrative Manager,
                                                      Tocqueville Asset Management
                                                      L.P. and Tocqueville Securities,
                                                      L.P. from January 1995 to
                                                      November 1997.

Independent Trustees
                                                                                               # of
                                                                                            Portfolios
                                          Term of                                            in Fund
                         Position(s)    Office and                                           Complex
                          Held with      Length of             Principal Occupation          Overseen    Other Directorships
Name, Age and Address     the Trust     Time Served           During Past Five Years        By Trustee     Held by Trustee
---------------------    -----------    -----------           ----------------------        ----------   -------------------

Larry M. Senderhauf (54)   Trustee   Indefinite Term, 5 Retired. Formerly, President, LMS       5      None
1675 Broadway                        Years Served       33 Corp. from 1983 to 1985; Vice
New York, NY 10019                                      President, NCII Corp. from 1985 to
                                                        1995; President, Cash Unlimited
                                                        from 1980 to 1986; President,
                                                        Financial Exchange Corp. from
                                                        1981 to 1986; President, LMS
                                                        Development Corp. from 1986 to
                                                        1995; Vice President, Pacific Ring
                                                        Enterprises from 1982 to 1995.

Guy A. Main (67)           Trustee   Indefinite Term, 3 Retired. Formerly, Executive Vice       5      Director, Amwest
1675 Broadway                        Years Served       President and Director, Amwest                 Insurance Group, Inc.
New York, NY 10019                                      Insurance Group, Inc. from April               from April 1996 to
                                                        1996 to January 2001; Chairman,                January 2001;
                                                        Association of California Insurance            Chairman, Association
                                                        Companies from January 1996 to                 of California Insurance
                                                        January 1998.                                  Companies from
                                                                                                       January 1996 to January
                                                                                                       1998.

Charles W. Caulkins (47)   Trustee   Indefinite Term,   Founder and President, Arbor            5      Director, Phoenix
1675 Broadway                        less than 1 Year   Marketing, Inc. from October 1994              House from April 2001
New York, NY 10019                   Served             to present; Director, Phoenix House            to present; Director,
                                                        from April 2001 to present;                    Bridges to Community
                                                        Director, Bridges to Community                 from December 2002 to
                                                        from December 2002 to present.                 present.

Interested Trustees (and Officers)*
                                                                                                # of
                                                                                             Portfolios
                                           Term of                                            in Fund
                         Position(s)     Office and                                           Complex
                          Held with       Length of             Principal Occupation          Overseen    Other Directorships
Name, Age and Address     the Trust      Time Served           During Past Five Years        By Trustee     Held by Trustee
---------------------    -----------     -----------           ----------------------        ----------   -------------------

Francois D. Sicart (60)  Chairman,    Indefinite Term,   Founder, Chairman and Director,         5      Chairman and
1675 Broadway            Principal    16 Years Served    Tocqueville Management                         Director, Tocqueville
New York, NY 10019       Executive                       Corporation, the General Partner               Management
                         Officer and                     of Tocqueville Asset Management                Corporation, the
                         Trustee                         L.P. and Lepercq, de Neuflize/                 General Partner of
                                                         Tocqueville Securities L.P. from               Tocqueville Asset
                                                         January 1990 to present; Chairman              Management L.P. and
                                                         and Chief Executive Officer,                   Lepercq, de Neuflize/
                                                         Tocqueville Asset Management                   Tocqueville Securities,
                                                         Corp. from December 1985 to                    L.P. from January
                                                         January 1990; Vice Chairman of                 1990 to present;
                                                         Tucker Anthony Management                      Chairman, Tocqueville
                                                         Corporation, from 1981 to                      Asset Management
                                                         October 1986; Vice President                   Corp. from December
                                                         (formerly general partner) among               1985 to January 1990;
                                                         other positions with Tucker                    Vice Chairman of
                                                         Anthony, Inc. from 1969 to                     Tucker Anthony
                                                         January, 1990.                                 Management
                                                                                                        Corporation from
                                                                                                        1981 to October 1986.

Robert Kleinschmidt (54) President,   Indefinite Term,   President, Chief Investment Officer     5      Director, Tocqueville
1675 Broadway            Principal    12 Years Served    and Director, Tocqueville                      Management
New York, NY 10019       Operating                       Management Corporation and                     Corporation, the
                         Officer,                        President, Tocqueville Asset                   General Partner of
                         Principal                       Management L.P. from January                   Tocqueville Asset
                         Financial                       1994 to present; Managing Director             Management L.P. and
                         Officer, and                    from July 1991 to January 1994;                Lepercq, de Neuflize/
                         Trustee                         Partner, David J. Greene & Co.                 Tocqueville
                                                         from May 1978 to July 1991.                    Securities, L.P.

James W. Gerard (42)     Trustee      Indefinite Term, 2 Managing Director, Argus Advisors       5      Treasurer, ASPCA
1675 Broadway                         Years Served       International, LLC since July 2003;            from 1997 to present;
New York, NY 10019                                       Managing Director, The Chart                   Director, Phoenix
                                                         Group, January 2001 to June 2003;              House, from 1995 to
                                                         Managing Principal, Ironbound                  present; Director,
                                                         Partners from October 1998 to                  Hunzinger
                                                         December 2000; Director of Sales               Information AG,
                                                         and Marketing, Tocqueville Asset               November 2003 to
                                                         Management from 1993 to 1998.                  present.

* "Interested person" of the Trust is defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered "interested persons" because of their affiliation with the Adviser. Mr. Gerard may be considered an "interested person" as a result of his prior ownership interest in securities of a control person of the Adviser.

                                                                                        # of
                                                                                     Portfolios
                                       Term of                                        in Fund
                      Position(s)    Office and                                       Complex
                       Held with      Length of           Principal Occupation        Overseen  Other Directorships
Name, Age and Address  the Trust     Time Served         During Past Five Years      By Trustee   Held by Trustee
--------------------- -----------    -----------         ----------------------      ---------- -------------------

Roger Cotta (65)      Secretary,  Indefinite Term,   Chief Operating Officer,           N/A             N/A
1675 Broadway         Treasurer   Secretary, 2 Years Tocqueville Asset Management
New York, NY 10019                Served; Treasurer; L.P. from 2001 to present; CFO
                                  1 Year Served      and Compliance Officer, Needham
                                                     & Co. from 1992 to 2001.

Elizabeth Bosco (56)  Compliance  Indefinite Term, 1 Compliance Officer, Tocqueville    N/A             N/A
1675 Broadway         Officer     Year Served        Asset Management L.P. from 1997
New York, NY 10019                                   to present.

                              Investment Adviser

                       Tocqueville Asset Management L.P.
                                 1675 Broadway
                              New York, NY 10019
                                (212) 698-0800
                              www.tocqueville.com

                                  Distributor
               Lepercq, de Neuflize/Tocqueville Securities, L.P.
                                 1675 Broadway
                              New York, NY 10019
                                (212) 698-0800

                  Shareholders' Servicing and Transfer Agent
                        U.S. Bancorp Fund Services, LLC
                                 P.O. Box 701
                           Milwaukee, WI 53201-0701
                                (800) 697-3863

                                   Custodian
                                U.S. Bank, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio 45202

                               Board of Trustees
                          Francois Sicart - Chairman
                                Lucille G. Bono
                              Charles W. Caulkins
                               James B. Flaherty
                                James W. Gerard
                                  Inge Heckel
                            Robert W. Kleinschmidt
                                  Guy A. Main
                              Larry M. Senderhauf

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's Principal Executive Officer and Principal Financial Officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee, Guy A. Main, who is "independent," as defined in the instructions to this Item.

Item 4. Principal Accountant Fees and Services.

Not required for annual reports filed for periods ending before December 15, 2003.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 9. Controls and Procedures.

(a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the design and operation of the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal half-year that have materially affected or are reasonably likely to affect, the registrant's internal controls over financial reporting.

Item 10. Exhibits.

(a)(1)   Any code of ethics or amendment thereto. Filed herewith.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer, under Rule 30a-2 of the Investment Company Act of 1940. Filed herewith.

(b) Certifications of Principal Executive Officer and Principal Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and 18 U.S.C.
     (S) 1350. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant) The Tocqueville Trust
                  ---------------------------------------------

     By (Signature and Title) /s/ Robert W. Kleinschmidt
                             ----------------------------------
                                  Robert W. Kleinschmidt, President

     Date  1/9/04
         ---------------------


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/ Robert W. Kleinschmidt
                             ----------------------------------
                                  Robert W. Kleinschmidt, President

     Date  1/9/04
         ---------------------

     By (Signature and Title) /s/ Roger Cotta
                             ----------------------------------
                                  Roger Cotta, Treasurer

     Date  1/9/04
         ---------------------

                                                                               4